                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                            CASE NO.    01-53291
                                                          ------------

                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
                                                (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Dec-01                        PETITION DATE:   07/02/01
                 ----------                                     ------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in $1

                                                                                END OF CURRENT    END OF PRIOR     AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                                   MONTH            MONTH           FILING(1)
                                                                                --------------    ------------     --------------
    a.  Current Assets                                                           $187,254,508     $191,503,340
                                                                                 ------------     ------------
    b.  Total Assets                                                             $361,479,257     $379,331,794     $922,513,084
                                                                                 ------------     ------------     ------------
    c.  Current Liabilities                                                        $1,761,482       $3,972,385
                                                                                 ------------     ------------
    d.  Total Liabilities                                                        $373,924,643     $344,643,844     $340,671,459
                                                                                 ------------     ------------     ------------

                                                                                                                   CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                         CURRENT MONTH    PRIOR MONTH     (CASE TO DATE)
                                                                                 -------------    -----------     --------------
    a.  Total Receipts                                                               $865,618       $8,772,113      $14,810,147
                                                                                 ------------     ------------     ------------
    b.  Total Disbursements                                                        $1,637,723       $1,067,354      $25,935,224
                                                                                 ------------     ------------     ------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $(772,105)      $7,704,759     $(11,125,077)
                                                                                 ------------     ------------     ------------
    d.  Cash Balance Beginning of Month                                          $176,978,024     $169,273,265     $187,330,996
                                                                                 ------------     ------------     ------------
    e.  Cash Balance End of Month (c + d)                                        $176,205,919     $176,978,024     $176,205,919
                                                                                 ------------     ------------     ------------

                                                                                                                   CUMULATIVE
                                                                                 CURRENT MONTH    PRIOR MONTH     (CASE TO DATE)
                                                                                 -------------    -----------     --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $(15,665,027)   $(491,958,583)   $(563,399,768)
                                                                                 ------------     ------------     ------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $5,258,269       $5,258,269
                                                                                 ------------     ------------
6.  POST-PETITION LIABILITIES                                                      $1,761,482       $3,972,385
                                                                                 ------------     ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                            $44,163         $100,831
                                                                                 ------------     ------------

AT THE END OF THIS REPORTING MONTH:                                                                   YES               NO
                                                                                                      ---               --
                                                                                                                        X
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of           X
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                      X

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               X
    attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?                    X

13. Are a plan and disclosure statement on file?                                                                        X

14. Was there any post-petition borrowing during this reporting period?                                                 X

15. Check if paid: Post-petition taxes  x;     U.S. Trustee Quarterly Fees  x;  Check if filing is current for: Post-petition
    tax reporting and tax returns:      x.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

      (1)  As maintained on the Debtor's books.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:         01/20/02                             /s/ EUGENE A. REILLY
       ----------------------              ------------------------------------
                                                  Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                          DATE OF PAYMENT    AMOUNT PAID
Robert L. Berger & Asso., LLC                      12/5/2001     $   35,354.85
Robert L. Berger & Asso., LLC                     12/12/2001     $   23,292.21
Ernest & Young Capital Advisors LLC               12/18/2001     $  127,672.80
Nightingale & Assoc., LLC                         12/18/2001     $  174,156.82
Andrews & Kurth LLP                               12/18/2001     $  317,676.60
Murphy Sheneman, Julian & Rogers                  12/18/2001     $  358,731.88
Gibson, Dunn & Crutcher LLP                       12/19/2001     $    5,735.78
Cooley Godward LLP                                12/19/2001     $   48,456.91
Akin, Gump, Strauss, Hauer & Feld, LLP            12/19/2001     $    7,361.62
Murphy Sheneman, Julian & Rogers                  12/20/2001     $  151,525.97
                                                                 -------------
                                                                 $1,249,965.44
                                                                 =============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   12/31/01
                                              ------------

             CURRENT MONTH
--------------------------------------                                                                CUMULATIVE       NEXT MONTH
   ACTUAL       FORECAST(1)   VARIANCE                                                               (CASE TO DATE)    FORECAST(2)
   ------       -----------   --------                                                               --------------    -----------
                                             REVENUES:
                    n/a          n/a       1   Gross Sales                                              $1,944,095         n/a
-------------     -------      -------                                                               --------------      -------
                    n/a          n/a       2   less: Sales Returns & Allowances                                            n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a       3   Net Sales                                                $1,944,095         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a       4   less: Cost of Goods Sold         (Schedule 'B')         $13,523,137         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a           Gross Profit                                           $(11,579,042)        n/a
-------------     -------      -------                                                               --------------      -------
    $342,232        n/a          n/a       6   Interest                                                 $2,749,249         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a       7   Other Income:  Proceeds from sale of                     $1,779,385         n/a
-------------     -------      -------                        ---------------------                  --------------      -------
                                           8                  common stock in Packeteer, Inc.
-------------     -------      -------         ----------------------------------------------        --------------      -------
                                           9
-------------     -------      -------         ----------------------------------------------        --------------      -------
    $342,232        n/a          n/a      10   TOTAL REVENUES                                          $(7,050,408)        n/a
-------------     -------      -------                                                               --------------      -------

                                             EXPENSES:
          $0        n/a          n/a      11   Compensation to Owner(s)/Officer(s)                        $339,114         n/a
-------------     -------      -------                                                               --------------      -------
    $188,625        n/a          n/a      12   Salaries                                                 $2,820,376         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      13   Commissions                                                 $16,225         n/a
-------------     -------      -------                                                               --------------      -------
     $20,589        n/a          n/a      14   Contract Labor                                             $619,902         n/a
-------------     -------      -------                                                               --------------      -------
                                               Rent/Lease:
         $74        n/a          n/a      15       Personal Property                                       $63,284         n/a
-------------     -------      -------                                                               --------------      -------
    $797,407        n/a          n/a      16       Real Property                                        $4,186,218         n/a
-------------     -------      -------                                                               --------------      -------
     $80,473        n/a          n/a      17   Insurance                                                  $566,106         n/a
-------------     -------      -------                                                               --------------      -------
                                          18   Management Fees
-------------     -------      -------                                                               --------------      -------
      $1,340        n/a          n/a      19   Depreciation                                            $32,782,278         n/a
-------------     -------      -------                                                               --------------      -------
                                               Taxes:
                                          20       Employer Payroll Taxes
-------------     -------      -------                                                               --------------      -------
   $(220,000)       n/a          n/a      21       Real Property Taxes                                     $16,822         n/a
-------------     -------      -------                                                               --------------      -------
 $(1,847,592)       n/a          n/a      22       Other Taxes                                            $276,403         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      23   Other Selling                                              $359,386         n/a
-------------     -------      -------                                                               --------------      -------
     $27,824        n/a          n/a      24   Other Administrative                                     $2,079,831         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      25   Interest Expense                                         $1,726,246         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      26   Other Expenses:Bonus                                     $1,499,172         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      27                  Overtime                                     $29,404         n/a
-------------     -------      -------       -----------------                                       --------------      -------
          $0        n/a          n/a      28                  Fringe benefit                              $896,383         n/a
-------------     -------      -------       -----------------                                       --------------      -------
          $0        n/a          n/a      29                  Severance                                   $912,712         n/a
-------------     -------      -------       -----------------                                       --------------      -------
    $357,787        n/a          n/a      30                  Repair & Maintenance                      $1,146,626         n/a
-------------     -------      -------       -----------------                                       --------------      -------
          $0        n/a          n/a      31                  Travel                                      $134,046         n/a
-------------     -------      -------       -----------------                                       --------------      -------
        $772        n/a          n/a      32                  Telephone                                   $404,857         n/a
-------------     -------      -------       -----------------                                       --------------      -------
          $0        n/a          n/a      33                  IS & Facility Allocation                 $(1,483,937)        n/a
-------------     -------      -------       -----------------                                       --------------      -------
          $0        n/a          n/a      34                  Cleaning Services                            $91,697         n/a
-------------     -------      -------       -----------------                                       --------------      -------
   $(592,701)       n/a          n/a      35       TOTAL EXPENSES                                      $49,483,151         n/a
-------------     -------      -------                                                               --------------      -------
    $934,933        n/a          n/a      36 SUBTOTAL                                                 $(56,533,559)        n/a
-------------     -------      -------                                                               --------------      -------
                                             REORGANIZATION ITEMS:
   $(720,992)       n/a          n/a      37   Professional Fees                                       $(5,235,698)        n/a
-------------     -------      -------                                                               --------------      -------
                    n/a          n/a      38   Provisions for Rejected Executory Contracts                                 n/a
-------------     -------      -------                                                               --------------      -------
                    n/a          n/a      39   Interest Earned on Accumulated Cash from                                    n/a
-------------     -------      -------         Resulting Chp 11 Case                                 --------------      -------
          $0        n/a          n/a      40   Gain or (Loss) from Sale of Equipment                 $(491,925,786)        n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      41   U.S. Trustee Quarterly Fees                                $(11,000)        n/a
-------------     -------      -------                                                               --------------      -------
   $(475,882)       n/a          n/a      42   Writeoff of Pre-Petition Fringe Benefit Accrual            $799,409         n/a
-------------     -------      -------                                                               --------------      -------
          $0        n/a          n/a      43   Writeoff of Pre-Petition Accrued Bonus                   $4,909,952         n/a
-------------     -------      -------         --------------------------------------                --------------      -------
 $(7,255,999)       n/a          n/a      44   Writeoff of Debt & Warrant Offering Cost                $(7,255,999)        n/a
-------------     -------      -------         ----------------------------------------              --------------      -------
 $(2,961,114)       n/a          n/a      45   Writeoff of Deferred Cost of Sales                      $(2,961,114)        n/a
-------------     -------      -------         ----------------------------------                    --------------      -------
 $(5,185,973)       n/a          n/a      46   Writeoff of Investment in Subsidiaries                  $(5,185,973)        n/a
-------------     -------      -------         --------------------------------------                --------------      -------
$(16,599,960)       n/a          n/a      47        TOTAL REORGANIZATION ITEMS                       $(506,866,209)        n/a
-------------     -------      -------                                                               --------------      -------
$(15,665,027)       n/a          n/a      48   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        $(563,399,768)        n/a
-------------     -------      -------                                                               --------------      -------
                    n/a          n/a      49   Federal & State Income Taxes                                     $0         n/a
-------------     -------      -------                                                               --------------      -------
$(15,665,027)       n/a          n/a      50   NET PROFIT (LOSS)                                     $(563,399,768)        n/a
=============     =======      =======                                                               ==============      =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   12/31/01
                                              ------------

       ASSETS

                                                                                    FROM SCHEDULES         BOOK VALUE
                                                                                    --------------         ----------
      CURRENT ASSETS

 1        Cash, cash equivalents and short term investment - unrestricted                                 $128,801,576
                                                                                                          -------------
 2        Cash, cash equivalents and short term investment - restricted                                    $47,404,343
                                                                                                          -------------
 3        Accounts receivable (net)                                                        A                $5,258,269
                                                                                                          -------------
 4        Inventory(2)                                                                     B                        $0
                                                                                                          -------------
 5        Prepaid expenses                                                                                  $3,726,367
                                                                                                          -------------
 6        Professional retainers                                                                              $357,696
                                                                                                          -------------
 7        Other:  Deferred Cost of Sales(3)                                                                         $0
                  -------------------------                                                               -------------
 8                Deposits                                                                                  $1,279,286
                  -------------------------                                                               -------------
 9                Other receivable                                                                            $425,000
                  -------------------------                                                               -------------
10                Others                                                                                        $1,972
          ---------------------------------                                                               -------------
11                TOTAL CURRENT ASSETS                                                                    $187,254,508
                                                                                                          -------------
      PROPERTY AND EQUIPMENT (BOOK VALUE)(2)

12        Real property                                                                    C                        $0
                                                                                                          -------------
13        Machinery and equipment                                                          D                   $20,233
                                                                                                          -------------
14        Furniture and fixtures                                                           D                        $0
                                                                                                          -------------
15        Network equipment                                                                D                        $0
                                                                                                          -------------
16        Leasehold improvements                                                           D                        $0
                                                                                                          -------------
17        Vehicles                                                                         D                        $0
                                                                                                          -------------
18        Other:                                                                           D
                 --------------------------                                                               -------------
19                                                                                         D
          ---------------------------------                                                               -------------
20                TOTAL PROPERTY AND EQUIPMENT                                                                 $20,233
                                                                                                          -------------
      OTHER ASSETS

21        Network Equipment & Inventory(2)                                                                          $0
                                                                                                          -------------
22        Deferred Cost of Sales-Long term(3)                                                                       $0
                                                                                                          -------------
23        Long Term Deposits                                                                                  $642,064
                                                                                                          -------------
24        Investment in subsidiaries(3)                                                                             $0
          --------------------------------------------                                                    -------------
25        WCS Spectrum                                                                                      $1,295,393
          --------------------------------------------                                                    -------------
26        Debt & Warrant Offering- 2000(3)                                                                          $0
          --------------------------------------------                                                    -------------
27        Intercompany receivables-Metricom DC, LLC(1)                                                    $172,267,058
          --------------------------------------------                                                    -------------
28                TOTAL OTHER ASSETS                                                                      $174,204,515
                                                                                                          -------------
29                TOTAL ASSETS                                                                            $361,479,257
                                                                                                          =============

NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

        (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

        (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the book on 12/31/01.
        -----------------------------------------------------------------------
        THE BOOK VALUE OF ASSETS AS MAINTAINED IN THE DEBTOR'S RECORDS IS REPORTED ABOVE. NO VALUATION OF THE ASSETS HAS BEEN MADE AT THIS TIME.
        -----------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

        POST-PETITION

            CURRENT LIABILITIES

30                  Salaries and wages                                                                                $0
                                                                                                            ------------
31                  Payroll taxes                                                                                     $0
                                                                                                            ------------
32                  Real and personal property taxes                                                                  $0
                                                                                                            ------------
33                  Bonus                                                                                             $0
                                                                                                            ------------
34                  Vacation                                                                                          $0
                                                                                                            ------------
35                  Sales and use tax payable                                                                    $48,134
                                                                                                            ------------
36                  Accounts payable (trade)                                                 A                  $388,313
                                                                                                            ------------
37                  Franchise Tax Payable                                                                         $8,035
                                                                                                            ------------
38                  Fringe Benefits Applied                                                                     $600,000
                                                                                                            ------------
39                  Accrued professional fees                                                                   $729,000
                                                                                                            ------------
40                  Current portion of long-term post-petition debt (due within 12 months)
                                                                                                            ------------
41                  Other:       Others                                                                         $(12,000)
                                 ----------------------------------------------------                       ------------
42
                    -----------------------------------------------------------------                       ------------
43
                    -----------------------------------------------------------------                       ------------
44                  TOTAL CURRENT LIABILITIES                                                                 $1,761,482
                                                                                                            ------------
45          LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                      $0
                                                                                                            ------------
46                  TOTAL POST-PETITION LIABILITIES                                                           $1,761,482
                                                                                                            ------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                  Secured claims                                                           F                $3,470,874
                                                                                                            ------------
48                  Priority unsecured claims                                                F                $2,828,907
                                                                                                            ------------
49                  General unsecured claims                                                 F              $365,863,380
                                                                                                            ------------
50                  TOTAL PRE-PETITION LIABILITIES                                                          $372,163,161
                                                                                                            ------------
51                  TOTAL LIABILITIES                                                                       $373,924,643
                                                                                                            ------------
        EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing(1)                                               $(885,004,240)
                                                                                                            ------------
53          Capital Stock                                                                                        $30,920
                                                                                                            ------------
54          Additional paid-in capital                                                                      $790,757,686
                                                                                                            ------------
55          Warrants to purchase Common Stock                                                                 $6,328,173
                                                                                                            ------------
56          Accum other comprehensive income                                                                    $163,938
                                                                                                            ------------
57          Cumulative profit/(loss) since filing of case                                                  $(563,399,768)
                                                                                                            ------------
            Preferred Stock                                                                                 $638,677,904
                                                                                                            ------------
58          Equity adjustment for pre-petition liabilities due to Chapter 11 filing(2)                                $0
                                                                                                            ------------
59                  TOTAL EQUITY (DEFICIT)                                                                  $(12,445,386)
                                                                                                            ------------
60     TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $361,479,257
                                                                                                            ============

NOTE:   (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

        (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE        PAST DUE
                                                                [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
                                                                -----------------------   ----------------   ------------------
     0-30 Days                                                                       $0          $344,150
                                                                 ----------------------   ---------------
    31-60 Days                                                                       $0           $44,163
                                                                 ----------------------   ---------------
    61-90 Days                                                                       $0                               $44,163(1)
                                                                 ----------------------   ---------------    ----------------
    91+ Days                                                                 $7,180,136
                                                                 ----------------------   ---------------
    Total accounts receivable/payable                                        $7,180,136          $388,313
                                                                 ----------------------   ===============
    Allowance for doubtful accounts                                          $1,921,867
                                                                 ----------------------
    Accounts receivable (net)                                                $5,258,269
                                                                 ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                               COST OF GOODS SOLD
----------------------------------                               ------------------                         -----------------
                                  INVENTORY(IES)
                                   BALANCE AT
                                  END OF MONTH                   INVENTORY BEGINNING OF MONTH                              $0
                                  --------------                                                            -----------------
                                                                 Add -
    Retail/Restaurants -                                           Net purchase
                                                                                                            -----------------
      Product for resale                                           Direct labor
                                  -----------------------                                                   -----------------
                                                                   Manufacturing overhead
                                                                                                            -----------------
    Distribution -                                                 Freight in
                                                                                                            -----------------
      Products for resale                                          Other:                                                  $0
                                  -----------------------                                                   -----------------
                                                                                                                           $0
                                                                 ----------------------------------------   -----------------
    Manufacturer -                                                                                                         $0
                                                                 ----------------------------------------   -----------------
      Raw Materials                                    $0
                                  -----------------------
      Work-in-progress                                 $0        Less -
                                  -----------------------
      Finished goods                                   $0          Inventory End of Month                                  $0
                                  -----------------------                                                   -----------------
                                                                   Shrinkage
                                                                                                            -----------------
    Other - Explain                                                Inventory sold and write off
                                  -----------------------                                                   -----------------

    ------------------------------
                                                                 Cost of Goods Sold                                        $0
    ------------------------------                                                                          =================
        TOTAL                                          $0
                                  =======================

    METHOD OF INVENTORY CONTROL                                  INVENTORY VALUATION METHODS

    Do you have a functioning perpetual inventory system?        Indicate by a checkmark method of inventory used.

              Yes            No
                  ------        ------

    How often do you take a complete physical inventory?         Valuation methods -
                                                                     FIFO cost
                                                                                                ------
      Weekly                                                         LIFO cost
                            ----------                                                          ------
      Monthly                                                        Lower of cost or market
                            ----------                                                          ------
      Quarterly                                                      Retail method
                            ----------                                                          ------
      Semi-annually                                                  Other
                            ----------                                                          ------
      Annually                                                         Explain
                            ----------

Date of last physical inventory was
                                       -----------------------   --------------------------------------

                                                                 --------------------------------------
Date of next physical inventory is
                                       -----------------------   --------------------------------------

NOTE:

    (1) Professional fees that have not been approved by the court.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                        COST               MARKET VALUE
                                                                                   ----               ------------
      None                                                                                   $0                     $0
      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------
      Total                                                                                  $0                     $0
                                                                            ====================   ====================

                                   SCHEDULE D
                           OTHER DEPRECIABLE ASSETS(1)

Description                                                                        COST                BOOK VALUE
                                                                                   ----                ----------
Machinery & Equipment -
      -----------------------------------------------
      Computer Hardware                                                                 $48,245                $48,245
      -----------------------------------------------                       --------------------   --------------------
         Accumulated Depreciation                                                      $(28,012)              $(28,012)
      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------
      Total                                                                             $20,233                $20,233
                                                                            ====================   ====================
Furniture & Fixtures -

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------
      Total                                                                                  $0                     $0
                                                                            ====================   ====================
Network Equipment -

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------
      Total                                                                                  $0                     $0
                                                                            ====================   ====================
Leasehold Improvements -

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------
      Total                                                                                  $0                     $0
                                                                            ====================   ====================
Vehicles -

      -----------------------------------------------                       --------------------   --------------------

      -----------------------------------------------                       --------------------   --------------------
      Total                                                                                  $0                     $0
                                                                            ====================   ====================

NOTE:

     (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                          0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
                                          ---------      ----------     ----------      --------          -----
FEDERAL

       Income Tax Withholding                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                             $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                             $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                         $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                         $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL

       Income Tax Withholding                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                           $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                   $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                    $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales and Use Tax                          $90         $48,044                                       $48,134
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property (2)                           $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property (2)                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Franchise Tax)                       $0              $0             $0         $8,035          $8,035
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                         $90         $48,044             $0         $8,035         $56,169
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                       $90         $48,044             $0         $8,035         $56,169
                                        ============== =============== ============== ==============   =============

(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                               AMOUNT(2)       AMOUNT(3)
                                                                          ----------     ----------
       Secured claims(1)                                                  $3,470,874     $3,470,874
                                                                       -------------- --------------
       Priority claims other than taxes                                       $4,650       $364,522
                                                                       -------------- --------------
       Priority tax claims                                                $1,979,948     $2,464,385
                                                                       -------------- --------------
       General unsecured claims                                         $961,883,175   $365,863,380
                                                                       -------------- --------------

       (1) The balance represents the amount originally filed in the Debtors' statement of assets and liabilities (SoAL).

       (2) The above amount represents the total claimed amount originally filed. As of 12/31/01 Creditors have filed claims of approximately $1.3 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent monthly operating reports.

       (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 12/31/01. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 12/31/01 the total amount of the claims filed was approximately $1.3 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1      ACCOUNT 2       ACCOUNT 3      ACCOUNT 4
                                          ---------      ---------       ---------      ---------
Bank                                    Please refer to attached statement.
                                        -------------- --------------- -------------- --------------
Account Type
                                        -------------- --------------- -------------- --------------
Account No.
                                        -------------- --------------- -------------- --------------
Account Purpose
                                        -------------- --------------- -------------- --------------
Balance, End of Month
                                        -------------- --------------- -------------- --------------
Total Funds on Hand for all Accounts     $176,205,919
                                        --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                         ACCOUNT NO.               ACCOUNT TYPE               ACCOUNT PURPOSE
                                                         -----------               ------------               ---------------
BANKS

Wells Fargo General Account                              4487-098311             General Banking              General Banking
Wells Fargo Controlled Disbursement Account              4759-600877             General Banking              General Banking
Wells Fargo Southeast PC Account                         4375-685799             General Banking              General Banking
Wells Fargo Northeast Account                            4375-685815             General Banking              General Banking
Wells Fargo Western Region Account                       4375-685823             General Banking              General Banking
Wells Fargo Northern Central Account                     4375-686193             General Banking              General Banking
Wells Fargo Ricochet Account                             4487-098485             General Banking              General Banking
Wells Fargo Metricom Account                             4496-812934             General Banking              General Banking
Wells Fargo Flex Benefits Account                        4761-067420             General Banking              General Banking
Wells Fargo Medical Benefits Account                     4761-067438             General Banking              General Banking
Wells Fargo LLC Account                                  4487-099655             General Banking              General Banking
Union Bank of California                                 6450-135869             General Banking              General Banking
Union Bank of California - Payroll                       6450-136792             General Banking              General Banking
Union Bank of California - General                       2180043112              CHPT. 11 Banking             General Banking
Union Bank of California - General                       2180043244              CHPT. 11 Banking             General Banking
Union Bank of California - Payroll                       2180043252              CHPT. 11 Banking             General Banking
Union Bank of California - Tax                           2180043260              CHPT. 11 Banking             General Banking
Union Bank of California - Medical                       2180043279              CHPT. 11 Banking             General Banking
Union Bank of California - Flex Benefits                 2180043287              CHPT. 11 Banking             General Banking
Union Bank of California - Escrow                        2180043740              CHPT. 11 Banking             General Banking
Union Bank of California - General Pre-petition          2180043147              General Banking              General Banking
Union Bank of California - Payroll Pre-petition          2180043155              General Banking              General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                     881-881235108           Money Market Funds           Account invests in
                                                                                                              A1/P1 funds only
Fidelity Institutional                                 0059-00493084842         Money Market Funds           Account invests in
                                                                                                              A1/P1 funds only
JP Morgan Institutional                                    5012931              Money Market Funds           Account invests in
                                                                                                              A1/P1 funds only
Dreyfus Institutional                                  288-0981002876           Money Market Funds           Account invests in
                                                                                                              A1/P1 funds only

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                                    000MB2890-1         Investments in CP, Money        Account invests in
                                                                             Market Funds, Treasuries         A1/P1 funds only
Morgan Stanley & Co.                                     14-78C44-1          Investments in CP, Money        Account invests in
                                                                             Market Funds, Treasuries         A1/P1 funds only
Salomon Smith Barney                                    449-0H399-19         Investments in CP, Money        Account invests in
                                                                             Market Funds, Treasuries         A1/P1 funds only
Lehman Brothers                                         833-79266-15         Investments in CP, Money        Account invests in
                                                                             Market Funds, Treasuries         A1/P1 funds only
Wells Fargo Asset Mgmt                                     138816            Investments in CP, Money        Account invests in
                                                                             Market Funds, Treasuries         A1/P1 funds only
Wells Fargo Asset Mgmt Pledged                             2215431           Investments in CP, Money     Account holds collateral
                                                                             Market Funds, Treasuries     for outstanding Letters
                                                                                                             Letters of Credit
LT INVESTMENTS

Bank One                                                 204821-000            Government T-Strips          Restricted Bonds for
                                                                                                              Coupon payments

State Street Bank                                        127415-010            Money Market account          Escrow account for
                                                                                                               Tim Dreisbach

EQUITY INVESTMENTS

Lehman Brothers                                         833-41241-15             Equity stake in            Own 20,700 stake in
                                                                                  Packeteer, Inc.           PKTR at a purchase
                                                                                                              price of $0.25
Petty Cash on hand



                                                                             12/31/2001      12/31/2001
                                                                           BANK BALANCE    BOOK BALANCE
                                                                           ------------    ------------
BANKS

Wells Fargo General Account                                                          $0              $0
Wells Fargo Controlled Disbursement Account                                          $0              $0
Wells Fargo Southeast PC Account                                                     $0              $0
Wells Fargo Northeast Account                                                        $0              $0
Wells Fargo Western Region Account                                                   $0              $0
Wells Fargo Northern Central Account                                                 $0              $0
Wells Fargo Ricochet Account                                                         $0              $0
Wells Fargo Metricom Account                                                         $0              $0
Wells Fargo Flex Benefits Account                                                    $0              $0
Wells Fargo Medical Benefits Account                                                 $0              $0
Wells Fargo LLC Account                                                              $0              $0
Union Bank of California                                                             $0              $0
Union Bank of California - Payroll                                                   $0              $0
Union Bank of California - General                                                   $0              $0
Union Bank of California - General                                             $299,501         $43,281
Union Bank of California - Payroll                                              $16,615          $4,024
Union Bank of California - Tax                                                       $0              $0
Union Bank of California - Medical                                              $25,214         $25,214
Union Bank of California - Flex Benefits                                         $6,498          $6,498
Union Bank of California - Escrow                                                  $100            $100
Union Bank of California - General Pre-petition                                      $0              $0
Union Bank of California - Payroll Pre-petition                                      $0              $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                                         $55,160,542     $55,160,542

Fidelity Institutional                                                      $33,016,415     $33,016,415

JP Morgan Institutional                                                              $0              $0

Dreyfus Institutional                                                                $0              $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                                                        $6,216,318      $6,216,318

Morgan Stanley & Co.                                                        $39,182,313     $39,182,313

Salomon Smith Barney                                                                 $0              $0

Lehman Brothers                                                              $1,207,881      $1,207,881

Wells Fargo Asset Mgmt                                                           $2,127          $2,127

Wells Fargo Asset Mgmt Pledged                                               $2,055,322      $2,055,322

LT INVESTMENTS

Bank One                                                                    $38,845,234     $38,845,234

State Street Bank                                                              $287,469        $287,469

EQUITY INVESTMENTS

Lehman Brothers                                                                $152,559        $152,559

Petty Cash on hand                                                                 $622            $622
                                                                        --------------------------------
                                                                           $176,474,730    $176,205,919
                                                                        ================================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   12/31/01
                                              ------------

                                                                                               Actual              Cumulative
                                                                                            Current Month        (Case to Date)
                                                                                            -------------        --------------
    CASH RECEIPTS

1         Rent/Leases Collected
                                                                                          -----------------     ----------------
2         Cash Received from Sales                                                                                     $761,113
                                                                                          -----------------     ----------------
3         Interest Received                                                                       $241,987           $2,117,088
                                                                                          -----------------     ----------------
4         Borrowings
                                                                                          -----------------     ----------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                                          -----------------     ----------------
6         Capital Contributions
                                                                                          -----------------     ----------------
7              Legal Settlement                                                                                          $9,000
          --------------------------------------------------------------------            -----------------     ----------------
8              Proceeds from sale of common stock in Packeteer, Inc.                                                 $1,810,635
          --------------------------------------------------------------------            -----------------     ----------------
9              Interest Accrued on Government Strip                                               $100,760             $660,873
          --------------------------------------------------------------------            -----------------     ----------------
10             Unrealized gain on short term investment                                            $23,391              $91,187
          --------------------------------------------------------------------            -----------------     ----------------
11             Proceeds from sale of fixed assets/Inventory(2)                                    $450,000           $9,153,761
          --------------------------------------------------------------------            -----------------     ----------------
12             Miscellaneous refund                                                                $49,480             $206,490
          --------------------------------------------------------------------            -----------------     ----------------
13             TOTAL CASH RECEIPTS                                                                $865,618          $14,810,147
                                                                                          -----------------     ----------------
    CASH DISBURSEMENTS

14        Payments for Inventory
                                                                                          -----------------     ----------------
15        Selling
                                                                                          -----------------     ----------------
16        Administrative                                                                          $136,681           $9,917,111
                                                                                          -----------------     ----------------
17        Capital Expenditures
                                                                                          -----------------     ----------------
18        Principal Payments on Debt
                                                                                          -----------------     ----------------
19        Interest Paid
                                                                                          -----------------     ----------------
          Rent/Lease:
20             Personal Property
                                                                                          -----------------     ----------------
21             Real Property                                                                        $2,260           $4,097,137
                                                                                          -----------------     ----------------
          Amount Paid to Owner(s)/Officer(s)
22             Salaries                                                                                                $222,327
                                                                                          -----------------     ----------------
23             Draws
                                                                                          -----------------     ----------------
24             Commissions/Royalties
                                                                                          -----------------     ----------------
25             Expense Reimbursements                                                                                    $7,618
                                                                                          -----------------     ----------------
26             Other (includes Retention Bonuses)                                                                      $142,897
                                                                                          -----------------     ----------------
27        Salaries/Commissions (less employee withholding)                                        $184,205           $3,561,940
                                                                                          -----------------     ----------------
28        Management Fees
                                                                                          -----------------     ----------------
          Taxes:
29             Employee Withholding                                                                                  $2,399,779
                                                                                          -----------------     ----------------
30             Employer Payroll Taxes                                                                                  $351,492
                                                                                          -----------------     ----------------
31             Real Property Taxes                                                                                     $237,230
                                                                                          -----------------     ----------------
32             Other Taxes                                                                         $60,069             $190,051
                                                                                          -----------------     ----------------
33        Other Cash Outflows:
                                                                                          -----------------     ----------------
34             ESPP refund                                                                                             $512,394
               ---------------------------------------------------------------            -----------------     ----------------
35             Employee Expense Reimbursements                                                      $4,543             $218,295
               ---------------------------------------------------------------            -----------------     ----------------
36             Severance                                                                                               $448,842
               ---------------------------------------------------------------            -----------------     ----------------
37             Reverse the unrealized gain for Packeteer Shares(1)                                                   $1,528,433
               ---------------------------------------------------------------            -----------------     ----------------
38             Retention Bonus                                                                                         $838,713
               ---------------------------------------------------------------            -----------------     ----------------
39             Professional fees paid for services in connection with Chp 11 case               $1,249,965           $1,249,965
               ---------------------------------------------------------------            -----------------     ----------------
               U.S. Trustee Quarterly Fees                                                                              $11,000
               ---------------------------------------------------------------            -----------------     ----------------
40             TOTAL CASH DISBURSEMENTS:                                                        $1,637,723          $25,935,224
                                                                                          -----------------     ----------------
41  NET INCREASE (DECREASE) IN CASH                                                              $(772,105)        $(11,125,077)
                                                                                          -----------------     ----------------
42  CASH BALANCE, BEGINNING OF PERIOD                                                         $176,978,024         $187,330,996
                                                                                          -----------------     ----------------
43  CASH BALANCE, END OF PERIOD                                                               $176,205,919         $176,205,919
                                                                                          =================     ================

NOTES:

       (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

       (2) The amount represents 50% of the proceeds received from the Company's public auction on 11/27/01 and the remaining balance is recorded as an other receivable as of 12/31/01.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   12/31/01
                                              ------------


                                                                                                   ACTUAL           CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                       CURRENT MONTH     (CASE TO DATE)
                                                                                                -------------     --------------
1         Cash Received from Sales                                                                                      $761,113
                                                                                               ---------------   ----------------
2         Rent/Leases Collected
                                                                                               ---------------   ----------------
3         Interest Received                                                                          $241,987         $2,117,088
                                                                                               ---------------   ----------------
4         Cash Paid to Suppliers
                                                                                               ---------------   ----------------
5         Cash Paid for Selling Expenses
                                                                                               ---------------   ----------------
6         Cash Paid for Administrative Expenses                                                      $136,681         $9,917,111
                                                                                               ---------------   ----------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                               ---------------   ----------------
8            Real Property                                                                             $2,260         $4,097,137
                                                                                               ---------------   ----------------
9         Cash Paid for Interest
                                                                                               ---------------   ----------------
10        Cash Paid for Net Payroll and Benefits                                                     $184,205         $3,561,940
                                                                                               ---------------   ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                                   $222,327
                                                                                               ---------------   ----------------
12           Draws
                                                                                               ---------------   ----------------
13           Commissions/Royalties
                                                                                               ---------------   ----------------
14           Expense Reimbursements                                                                                       $7,618
                                                                                               ---------------   ----------------
15           Other (includes Retention Bonuses)                                                                         $142,897
                                                                                               ---------------   ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                                       $351,492
                                                                                               ---------------   ----------------
17           Employee Withholdings                                                                                    $2,399,779
                                                                                               ---------------   ----------------
18           Real Property Taxes                                                                                        $237,230
                                                                                               ---------------   ----------------
19           Other Taxes                                                                              $60,069           $190,051
                                                                                               ---------------   ----------------
20        Cash Paid for General Expenses
                                                                                               ---------------   ----------------
21        Other cash inflows:
          ----------------------------------------------------------------------------         ---------------   ----------------
22           Legal settlement                                                                                             $9,000
          ----------------------------------------------------------------------------         ---------------   ----------------
23           Proceeds from sale of common stock in Packeteer, Inc.                                                    $1,810,635
          ----------------------------------------------------------------------------         ---------------   ----------------
24           Interest accrued on government strip                                                    $100,760           $660,873
          ----------------------------------------------------------------------------         ---------------   ----------------
25           Unrealized gain on short term investment                                                 $23,391            $91,187
          ----------------------------------------------------------------------------         ---------------   ----------------
26           Proceeds from sale of fixed assets/Inventory(2)                                         $450,000         $9,153,761
          ----------------------------------------------------------------------------         ---------------   ----------------
27           Miscellaneous refund                                                                     $49,480           $206,490
          ----------------------------------------------------------------------------         ---------------   ----------------
          Other cash outflows:
          ----------------------------------------------------------------------------         ---------------   ----------------
28           ESPP refund                                                                                                $512,394
          ----------------------------------------------------------------------------         ---------------   ----------------
29           Employee expense reimbursement                                                            $4,543           $218,295
          ----------------------------------------------------------------------------         ---------------   ----------------
30           Severance                                                                                                  $448,842
          ----------------------------------------------------------------------------         ---------------   ----------------
31           Reverse the unrealized gain on Packeteer shares (1)                                                      $1,528,433
          ----------------------------------------------------------------------------         ---------------   ----------------
32           Retention Bonus                                                                                            $838,713
          ----------------------------------------------------------------------------         ---------------   ----------------
33           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS            $477,860        $(9,864,112)
                                                                                               ---------------   ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

34        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                               ---------------   ----------------
35        Professional Fees Paid for Services in Connection with Chp 11 Case                      $(1,249,965)       $(1,249,965)
                                                                                               ---------------   ----------------
36        U.S. Trustee Quarterly Fees                                                                                   $(11,000)
                                                                                               ---------------   ----------------
37
          ----------------------------------------------------------------------------         ---------------   ----------------
38           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                     $(1,249,965)       $(1,260,965)
                                                                                               ---------------   ----------------
39   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $1,727,825       $(11,125,077)
                                                                                               ---------------   ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

40        Capital Expenditures
                                                                                               ---------------   ----------------
41        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                               ---------------   ----------------
42
          ----------------------------------------------------------------------------         ---------------   ----------------
43           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                 $0
                                                                                               ---------------   ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

44        Net Borrowings (Except Insiders)
                                                                                               ---------------   ----------------
45        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                               ---------------   ----------------
47        Capital Contributions
                                                                                               ---------------   ----------------
48        Principal Payments
                                                                                               ---------------   ----------------
49
          ----------------------------------------------------------------------------         ---------------   ----------------
50           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                 $0
                                                                                               ---------------   ----------------
51   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $(772,105)      $(11,125,077)
                                                                                               ---------------   ----------------
52   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                             $176,978,024       $187,330,996
                                                                                               ---------------   ----------------
53   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                   $176,205,919       $176,205,919
                                                                                               ===============   ================


NOTES:

       (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

       (2) The amount represents 50% of the proceeds received from the Company's public auction on 11/27/01 and the remaining balance is recorded as an other receivable as of 12/31/01.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom DC, L.L.C.                             CASE NO.   01-53300
                                                                ------------

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:    Dec-01                       PETITION DATE:   07/02/01
                  ----------                                    ------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in     $1

                                                                         END OF CURRENT        END OF PRIOR       AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                            MONTH                MONTH             FILING(1)
                                                                         --------------        ------------       --------------
    a.  Current Assets                                                                $0                 $0
                                                                        -----------------    ---------------
    b.  Total Assets                                                            $747,656           $747,656         $180,022,607
                                                                        -----------------    ---------------    -----------------
    c.  Current Liabilities                                                      $35,937            $35,937
                                                                        -----------------    ---------------
    d.  Total Liabilities                                                   $173,372,224       $173,372,224         $180,367,549
                                                                        -----------------    ---------------    -----------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                   CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
                                                                           -------------        -----------       --------------
    a.  Total Receipts                                                                $0                 $0                   $0
                                                                        -----------------    ---------------    -----------------
    b.  Total Disbursements                                                           $0                 $0                   $0
                                                                        -----------------    ---------------    -----------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                    $0                 $0                   $0
                                                                        -----------------    ---------------    -----------------
    d.  Cash Balance Beginning of Month                                               $0                 $0                   $0
                                                                        -----------------    ---------------    -----------------
    e.  Cash Balance End of Month (c + d)                                             $0                 $0                   $0
                                                                        -----------------    ---------------    -----------------

                                                                                                                    CUMULATIVE
                                                                           CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
                                                                           -------------        -----------       --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                    $0      $(179,164,338)       $(179,164,338)
                                                                        -----------------    ---------------    -----------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                       $0                 $0
                                                                        -----------------    ---------------
6.  POST-PETITION LIABILITIES                                                    $35,937            $35,937
                                                                        -----------------    ---------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                            $0                 $0
                                                                        -----------------    ---------------

    AT THE END OF THIS REPORTING MONTH:                                                                 YES            NO
                                                                                                        ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                 X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                            X
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               X
    attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?                      X

13. Are a plan and disclosure statement on file?                                                                        X

14. Was there any post-petition borrowing during this reporting period?                                                 X

15. Check if paid: Post-petition taxes    ;        U.S. Trustee Quarterly Fees    ;  Check if filing is current for: Post-petition
                                       ---                                     ---
    tax reporting and tax returns:        .
                                       ---

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     01/21/02                               /s/ EUGENE A. REILLY
     ------------------                 ---------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   12/31/01
                                              ------------

             CURRENT MONTH
-----------------------------------------                                                          CUMULATIVE       NEXT MONTH
  ACTUAL        FORECAST       VARIANCE                                                          (CASE TO DATE)      FORECAST
----------    ------------   ------------                                                        ---------------   -----------
                                              REVENUES:

       $0              $0             $0    1   Gross Sales                                                  $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0    2   less: Sales Returns & Allowances                             $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0    3   Net Sales                                                    $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0    4   less: Cost of Goods Sold      (Schedule 'B')                 $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0    5   Gross Profit                                                 $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0    6   Interest                                                     $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0    7   Other Income:                                                $0            $0
----------    ------------   ------------                       ------------------------         ---------------   -----------
       $0              $0             $0    8                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0    9                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   10       TOTAL REVENUES                                           $0            $0
----------    ------------   ------------                                                        ---------------   -----------

                                              EXPENSES:
       $0              $0             $0   11   Compensation to Owner(s)/Officer(s)                          $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   12   Salaries                                                     $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   13   Commissions                                                  $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   14   Contract Labor                                               $0            $0
----------    ------------   ------------                                                        ---------------   -----------
                                                Rent/Lease:
       $0              $0             $0   15       Personal Property                                        $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   16       Real Property                                            $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   17   Insurance                                                    $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   18   Management Fees                                              $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   19   Depreciation                                                 $0            $0
----------    ------------   ------------                                                        ---------------   -----------
                                                Taxes:
       $0              $0             $0   20       Employer Payroll Taxes                                   $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   21       Real Property Taxes                                      $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   22       Other Taxes                                              $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   23   Other Selling                                                $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   24   Other Administrative                                         $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   25   Interest                                                     $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   26   Other Expenses:                                              $0            $0
----------    ------------   ------------                       ------------------------         ---------------   -----------
       $0              $0             $0   27                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   28                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   29                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   30                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   31                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   32                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   33                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   34                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   35       TOTAL EXPENSES                                           $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   36 SUBTOTAL                                                       $0            $0
----------    ------------   ------------                                                        ---------------   -----------

                                              REORGANIZATION ITEMS:
       $0              $0             $0   37   Professional Fees                                            $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   38   Provisions for Rejected Executory Contracts                  $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   39   Interest Earned on Accumulated Cash from                     $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0                       Resulting Chp 11 Case                                        $0            $0
----------    ------------                                                                       ---------------   -----------
                       $0             $0   40   Gain or (Loss) from Sale of Equipment (1)         $(179,164,338)           $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   41   U.S. Trustee Quarterly Fees                                  $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   42                                                                $0            $0
----------    ------------   ------------     ------------------------------------------         ---------------   -----------
       $0              $0             $0   43        TOTAL REORGANIZATION ITEMS                   $(179,164,338)           $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     $(179,164,338)           $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   45   Federal & State Income Taxes                                 $0            $0
----------    ------------   ------------                                                        ---------------   -----------
       $0              $0             $0   46 NET PROFIT (LOSS)                                   $(179,164,338)           $0
==========    ============   ============                                                        ===============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

     (1)  To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   12/31/01
                                              ------------

     ASSETS

                                                                  FROM SCHEDULES             BOOK VALUE
                                                                  --------------             ----------
          CURRENT ASSETS

  1           Cash and cash equivalents - unrestricted                                                     $0
                                                                                        ----------------------
  2           Cash and cash equivalents - restricted                                                       $0
                                                                                        ----------------------
  3           Accounts receivable (net)                                  A                                 $0
                                                                                        ----------------------
  4           Inventory                                                  B                                 $0
                                                                                        ----------------------
  5           Prepaid expenses                                                                             $0
                                                                                        ----------------------
  6           Professional retainers                                                                       $0
                                                                                        ----------------------
  7           Other:                                                                                       $0
                    --------------------------------------------                        ----------------------
  8
              --------------------------------------------------                        ----------------------
  9                 TOTAL CURRENT ASSETS                                                                   $0
                                                                                        ----------------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)

 10           Real property                                              C                                 $0
                                                                                        ----------------------
 11           Machinery and equipment                                    D                                 $0
                                                                                        ----------------------
 12           Furniture and fixtures                                     D                                 $0
                                                                                        ----------------------
 13           Office equipment                                           D                                 $0
                                                                                        ----------------------
 14           Leasehold improvements                                     D                                 $0
                                                                                        ----------------------
 15           Vehicles                                                   D                                 $0
                                                                                        ----------------------
 16           Other:                                                     D                                 $0
                    --------------------------------------------                        ----------------------
 17                                                                      D
              --------------------------------------------------                        ----------------------
 18                                                                      D
              --------------------------------------------------                        ----------------------
 19                                                                      D
              --------------------------------------------------                        ----------------------
 20                                                                      D
              --------------------------------------------------                        ----------------------

 21                 TOTAL PROPERTY AND EQUIPMENT                                                           $0
                                                                                        ----------------------
          OTHER ASSETS

 22           Loans to shareholders                                                                        $0
                                                                                        ----------------------
 23           Loans to affiliates                                                                          $0
                                                                                        ----------------------
 24           Intercompany-Metricom Inc., the parent company                                         $747,656
              --------------------------------------------------                        ----------------------
 25
              --------------------------------------------------                        ----------------------
 26
              --------------------------------------------------                        ----------------------
 27
              --------------------------------------------------                        ----------------------
 28                 TOTAL OTHER ASSETS                                                               $747,656
                                                                                        ----------------------
 29                 TOTAL ASSETS                                                                     $747,656
                                                                                        ======================

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION

              CURRENT LIABILITIES

 30                 Salaries and wages                                                                     $0
                                                                                              ----------------
 31                 Payroll taxes                                                                          $0
                                                                                              ----------------
 32                 Real and personal property taxes                                                       $0
                                                                                              ----------------
 33                 Income taxes                                                                           $0
                                                                                              ----------------
 34                 Sales taxes                                                                       $35,937
                                                                                              ----------------
 35                 Notes payable (short term)                                                             $0
                                                                                              ----------------
 36                 Accounts payable (trade)                             A                                 $0
                                                                                              ----------------
 37                 Real property lease arrearage                                                          $0
                                                                                              ----------------
 38                 Personal property lease arrearage                                                      $0
                                                                                              ----------------
 39                 Accrued professional fees                                                              $0
                                                                                              ----------------
 40                 Current portion of long-term post-petition debt (due within 12 months)                 $0
                                                                                              ----------------
 41                 Other:
                             -----------------------------------                              ----------------
 42
                    --------------------------------------------                              ----------------
 43
                    --------------------------------------------                              ----------------

 44                 TOTAL CURRENT LIABILITIES                                                         $35,937
                                                                                              ----------------
 45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                         $0
                                                                                              ----------------
 46                 TOTAL POST-PETITION LIABILITIES                                                   $35,937
                                                                                              ----------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9

 47                 Secured claims                                       F                                 $0
                                                                                              ----------------
 48                 Priority unsecured claims                            F                          $(284,146)
                                                                                              ----------------
 49                 General unsecured claims (1)                         F                       $173,620,433
                                                                                              ----------------
 50                 TOTAL PRE-PETITION LIABILITIES                                               $173,336,287
                                                                                              ----------------
 51                 TOTAL LIABILITIES                                                            $173,372,224
                                                                                              ----------------
     EQUITY (DEFICIT)

 52           Retained Earnings/(Deficit) at time of filing (1)                                    $1,354,797
                                                                                              ----------------
 53           Capital Stock                                                                        $5,184,973
                                                                                              ----------------
 54           Additional paid-in capital
                                                                                              ----------------
 55           Cumulative profit/(loss) since filing of case                                     $(179,164,338)
                                                                                              ----------------
 56           Post-petition contributions/(distributions) or (draws)
                                                                                              ----------------
 57
                    --------------------------------------------                              ----------------
 58           Market value adjustment
                                                                                              ----------------
 59                 TOTAL EQUITY (DEFICIT)                                                      $(172,624,568)
                                                                                              ----------------
 60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $747,656
                                                                                              ================

    NOTE:

        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                    ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE      PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                   [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                                  -----------------------  ---------------  ------------------
    0 -30 Days                                                                        $0               $0
                                                                   ----------------------  ---------------
    31-60 Days                                                                        $0               $0
                                                                   ----------------------  ---------------
    61-90 Days                                                                        $0               $0                  $0
                                                                   ----------------------  ---------------  ------------------
    91+ Days                                                                          $0               $0
                                                                   ----------------------  ---------------
    Total accounts receivable/payable                                                 $0               $0
                                                                   ----------------------  ===============
    Allowance for doubtful accounts                                                   $0
                                                                   ----------------------
    Accounts receivable (net)                                                         $0
                                                                   ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                             INVENTORY(IES)
                                               BALANCE AT
                                              END OF MONTH         INVENTORY BEGINNING OF MONTH                            $0
                                             --------------                                                 ------------------
                                                                   Add -                                                   $0
                                                                                                            ------------------
    Retail/Restaurants -                                             Net purchase                                          $0
                                                                                                            ------------------
      Product for resale                                    $0       Direct labor                                          $0
                                      -------------------------                                             ------------------
                                                                     Manufacturing overhead                                $0
                                                                                                            ------------------
    Distribution -                                                   Freight in                                            $0
                                                                                                            ------------------
      Products for resale                                   $0       Other:                                                $0
                                      -------------------------                                             ------------------

                                                                   ---------------------------------------  ------------------
    Manufacturer -
                                                                   ---------------------------------------  ------------------
      Raw Materials                                         $0
                                      -------------------------
      Work-in-progress                                      $0     Less -
                                      -------------------------
      Finished goods                                        $0       Inventory End of Month                                $0
                                      -------------------------                                             ------------------
                                                                     Shrinkage                                             $0
                                                                                                            ------------------
    Other - Explain                                         $0       Personal Use                                          $0
                                      -------------------------                                             ------------------

    ----------------------------------
                                                                   Cost of Goods Sold                                      $0
    ----------------------------------                                                                      ==================
        TOTAL                                               $0
                                      =========================

    METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS

    Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.

              Yes             No
                  ----           -----

    How often do you take a complete physical inventory?           Valuation methods -
                                                                       FIFO cost
                                                                                                        ----
      Weekly                                                           LIFO cost
                      -----------                                                                       ----
      Monthly                                                          Lower of cost or market
                      -----------                                                                       ----
      Quarterly                                                        Retail method
                      -----------                                                                       ----
      Semi-annually                                                    Other
                      -----------                                                                       ----
      Annually                                                           Explain
                      -----------

Date of last physical inventory was   Not Applicable
                                      -------------------------    -----------------------------------------------------------

                                                                   -----------------------------------------------------------
Date of next physical inventory is    Not Applicable
                                      -------------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                           OTHER DEPRECIABLE ASSETS(1)

Description                                                                      COST             NET BOOK VALUE
                                                                                 ----             --------------
Machinery & Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

NOTE:

     (1)  Sale of assets to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------        -----
FEDERAL

       Income Tax Withholding                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       FICA - Employee                                                                                          $0
                                        --------------- --------------- -------------- -------------  -------------
       FICA - Employer                                                                                          $0
                                        --------------- --------------- -------------- -------------  -------------
       Unemployment (FUTA)                                                                                      $0
                                        --------------- --------------- -------------- -------------  -------------
       Income                                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Other (Attach List)                                                                                      $0
                                        --------------- --------------- -------------- -------------  -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0             $0
                                        --------------- --------------- -------------- -------------  -------------
STATE AND LOCAL

       Income Tax Withholding                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Unemployment (UT)                                                                                        $0
                                        --------------- --------------- -------------- -------------  -------------
       Disability Insurance (DI)                                                                                $0
                                        --------------- --------------- -------------- -------------  -------------
       Empl. Training Tax (ETT)                                                                                 $0
                                        --------------- --------------- -------------- -------------  -------------
       Sales                                                   $35,937                                     $35,937
                                        --------------- --------------- -------------- -------------  -------------
       Excise                                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Real property                                                                                            $0
                                        --------------- --------------- -------------- -------------  -------------
       Personal property                                                                                        $0
                                        --------------- --------------- -------------- -------------  -------------
       Income                                                                                                   $0
                                        --------------- --------------- -------------- -------------  -------------
       Other (Attach List)                                                                                      $0
                                        --------------- --------------- -------------- -------------  -------------
TOTAL STATE & LOCAL TAXES                           $0         $35,937             $0            $0        $35,937
                                        --------------- --------------- -------------- -------------  -------------
TOTAL TAXES                                         $0         $35,937             $0            $0        $35,937
                                        =============== =============== ============== =============  =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED        ALLOWED
                                                                            AMOUNT       AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  (1)            (2)
-------------------------------------------                                -------       ---------
       Secured claims (a)                                                          $0            $0
                                                                        -------------- -------------
       Priority claims other than taxes                                            $0            $0
                                                                        -------------- -------------
       Priority tax claims                                                    $25,122     ($284,146)
                                                                        -------------- -------------
       General unsecured claims                                          $180,342,426  $173,620,433
                                                                        -------------- -------------

       (a)  List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

       (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001

       (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1         ACCOUNT 2      ACCOUNT 3      ACCOUNT 4
                                          ---------         ---------      ---------      ---------
Bank                                    Wells Fargo LLC
                                        ---------------   -------------  -------------  -------------
Account Type                            General Banking
                                        ---------------   -------------  -------------  -------------
Account No.                             4487-099655
                                        ---------------   -------------  -------------  -------------
Account Purpose                         General Banking
                                        ---------------   -------------  -------------  -------------
Balance, End of Month                               $0
                                        ---------------   -------------  -------------  -------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED   12/31/01
                                              ------------

                                                                                       Actual              Cumulative
                                                                                   Current Month         (Case to Date)
                                                                                   -------------         --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                              $0                        $0
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                           $0                        $0
                                                                             -------------------        ------------------
3         Interest Received                                                                  $0                        $0
                                                                             -------------------        ------------------
4         Borrowings                                                                         $0                        $0
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                               $0                        $0
                                                                             -------------------        ------------------
6         Capital Contributions                                                              $0                        $0
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
          ------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
                                                                             -------------------        ------------------
13        Payments for Inventory                                                             $0                        $0
                                                                             -------------------        ------------------
14        Selling                                                                            $0                        $0
                                                                             -------------------        ------------------
15        Administrative                                                                     $0                        $0
                                                                             -------------------        ------------------
16        Capital Expenditures                                                               $0                        $0
                                                                             -------------------        ------------------
17        Principal Payments on Debt                                                         $0                        $0
                                                                             -------------------        ------------------
18        Interest Paid                                                                      $0                        $0
                                                                             -------------------        ------------------
          Rent/Lease:                                                                        $0                        $0
                                                                             -------------------        ------------------
19             Personal Property                                                             $0                        $0
                                                                             -------------------        ------------------
20             Real Property                                                                 $0                        $0
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                 $0                        $0
                                                                             -------------------        ------------------
21             Salaries                                                                      $0                        $0
                                                                             -------------------        ------------------
22             Draws                                                                         $0                        $0
                                                                             -------------------        ------------------
23             Commissions/Royalties                                                         $0                        $0
                                                                             -------------------        ------------------
24             Expense Reimbursements                                                        $0                        $0
                                                                             -------------------        ------------------
25             Other                                                                         $0                        $0
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                   $0                        $0
                                                                             -------------------        ------------------
27        Management Fees                                                                    $0                        $0
                                                                             -------------------        ------------------
          Taxes:                                                                             $0                        $0
                                                                             -------------------        ------------------
28             Employee Withholding                                                          $0                        $0
                                                                             -------------------        ------------------
29             Employer Payroll Taxes                                                        $0                        $0
                                                                             -------------------        ------------------
30             Real Property Taxes                                                           $0                        $0
                                                                             -------------------        ------------------
31             Other Taxes                                                                   $0                        $0
                                                                             -------------------        ------------------
32        Other Cash Outflows:                                                               $0                        $0
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                        $0                        $0
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS

           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended   12/31/01
                                              ------------

                                                                                                  ACTUAL            CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                      CURRENT MONTH      (CASE TO DATE)
                                                                                             -----------------   ----------------
1         Cash Received from Sales                                                                         $0                 $0
                                                                                             -----------------   ----------------
2         Rent/Leases Collected                                                                            $0                 $0
                                                                                             -----------------   ----------------
3         Interest Received                                                                                $0                 $0
                                                                                             -----------------   ----------------
4         Cash Paid to Suppliers                                                                           $0                 $0
                                                                                             -----------------   ----------------
5         Cash Paid for Selling Expenses                                                                   $0                 $0
                                                                                             -----------------   ----------------
6         Cash Paid for Administrative Expenses                                                            $0                 $0
                                                                                             -----------------   ----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                             $0                 $0
                                                                                             -----------------   ----------------
8            Real Property                                                                                 $0                 $0
                                                                                             -----------------   ----------------
9         Cash Paid for Interest                                                                           $0                 $0
                                                                                             -----------------   ----------------
10        Cash Paid for Net Payroll and Benefits                                                           $0                 $0
                                                                                             -----------------   ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                      $0                 $0
                                                                                             -----------------   ----------------
12           Draws                                                                                         $0                 $0
                                                                                             -----------------   ----------------
13           Commissions/Royalties                                                                         $0                 $0
                                                                                             -----------------   ----------------
14           Expense Reimbursements                                                                        $0                 $0
                                                                                             -----------------   ----------------
15           Other                                                                                         $0                 $0
                                                                                             -----------------   ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                          $0                 $0
                                                                                             -----------------   ----------------
17           Employee Withholdings                                                                         $0                 $0
                                                                                             -----------------   ----------------
18           Real Property Taxes                                                                           $0                 $0
                                                                                             -----------------   ----------------
19           Other Taxes                                                                                   $0                 $0
                                                                                             -----------------   ----------------
20        Cash Paid for General Expenses                                                                   $0                 $0
                                                                                             -----------------   ----------------
21
          -------------------------------------------------------------------------          -----------------   ----------------
22
          -------------------------------------------------------------------------          -----------------   ----------------
23
          -------------------------------------------------------------------------          -----------------   ----------------
24
          -------------------------------------------------------------------------          -----------------   ----------------
25
          -------------------------------------------------------------------------          -----------------   ----------------
26
          -------------------------------------------------------------------------          -----------------   ----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                  $0                 $0
                                                                                             -----------------   ----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                         $0                 $0
                                                                                             -----------------   ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                               $0                 $0
                                                                                             -----------------   ----------------
30        U.S. Trustee Quarterly Fees                                                                      $0                 $0
                                                                                             -----------------   ----------------
31
          -------------------------------------------------------------------------          -----------------   ----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                              $0                 $0
                                                                                             -----------------   ----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                            $0                 $0
                                                                                             -----------------   ----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                             $0                 $0
                                                                                             -----------------   ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0                 $0
                                                                                             -----------------   ----------------
36

          -------------------------------------------------------------------------          -----------------   ----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                 $0
                                                                                             -----------------   ----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                                 $0                 $0
                                                                                             -----------------   ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0                 $0
                                                                                             -----------------   ----------------
40        Capital Contributions                                                                            $0                 $0
                                                                                             -----------------   ----------------
41        Principal Payments                                                                               $0                 $0
                                                                                             -----------------   ----------------
42
          -------------------------------------------------------------------------          -----------------   ----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                 $0
                                                                                             -----------------   ----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  $0                 $0
                                                                                             -----------------   ----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                       $0                 $0
                                                                                             -----------------   ----------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                             $0                 $0
                                                                                             =================   ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.                       CASE NO.   01-53297
                                                              ------------

                                                     CHAPTER 11
                                                      MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:   Dec-01                PETITION DATE:   07/02/01
                    -----------                            -------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

       Dollars reported in     $1
                               --

                                                                           END OF CURRENT       END OF PRIOR       AS OF PETITION
2.     ASSET AND LIABILITY STRUCTURE                                           MONTH                MONTH              FILING
                                                                           --------------       ------------       --------------
       a.  Current Assets                                                              $0                 $0
                                                                          ----------------    ---------------
       b.  Total Assets                                                                $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------
       c.  Current Liabilities                                                         $0                 $0
                                                                          ----------------    ---------------
       d.  Total Liabilities                                                           $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------

                                                                                                                      CUMULATIVE
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
                                                                            -------------        -----------       ---------------
       a.  Total Receipts                                                              $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------
       b.  Total Disbursements                                                         $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------
       d.  Cash Balance Beginning of Month                                             $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------
       e.  Cash Balance End of Month (c + d)                                           $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------

                                                                                                                       CUMULATIVE
                                                                            CURRENT MONTH        PRIOR MONTH       (CASE TO DATE)
                                                                            -------------        -----------       --------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                 $0                   $0
                                                                          ----------------    ---------------    -----------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                 $0
                                                                          ----------------    ---------------
6.     POST-PETITION LIABILITIES                                                       $0                 $0
                                                                          ----------------    ---------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                 $0
                                                                          ----------------    ---------------

AT THE END OF THIS REPORTING MONTH:                                                                           YES        NO
                                                                                                              ---        --
8.     Have any payments been made on pre-petition debt, other than payments in the normal                                x
       course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.     Have any payments been made to professionals?  (if yes, attach listing including date of                           x
       payment, amount of payment and name of payee)
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                              x
       attach listing including date of payment, amount and reason for payment, and name of payee)
12.    Is the estate insured for replacement cost of assets and for general liability?                         x
13.    Are a plan and disclosure statement on file?                                                                       x
14.    Was there any post-petition borrowing during this reporting period?                                                x
15.    Check if paid: Post-petition taxes     ;    U.S. Trustee Quarterly     ;  Check if filing is current for: Post-petition
                                          ----                            ----
       tax reporting and tax returns:         .
                                          ----

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:       01/21/02                            /s/ EUGENE A. REILLY
      --------------------           -------------------------------------------
                                     Responsible Individual

                             STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)
                          For the Month Ended   12/31/01
                                              ------------

            CURRENT MONTH
----------------------------------------                                                       CUMULATIVE          NEXT MONTH
  ACTUAL       FORECAST       VARIANCE                                                       (CASE TO DATE)         FORECAST
----------  -------------   ------------                                                     ---------------      ------------
                                             REVENUES:

       $0             $0             $0    1   Gross Sales                                               $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0    2   less: Sales Returns & Allowances                          $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0    3   Net Sales                                                 $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0    4   less: Cost of Goods Sold     (Schedule 'B')               $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0    5   Gross Profit                                              $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0    6   Interest                                                  $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0    7   Other Income:                                             $0                $0
----------  -------------   ------------                       ------------------------      ---------------      ------------
                                           8
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
                                           9
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   10       TOTAL REVENUES                                        $0                $0
----------  -------------   ------------                                                     ---------------      ------------

                                             EXPENSES:

       $0             $0             $0   11   Compensation to Owner(s)/Officer(s)                       $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   12   Salaries                                                  $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   13   Commissions                                               $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   14   Contract Labor                                            $0                $0
----------  -------------   ------------                                                     ---------------      ------------
                                               Rent/Lease:
       $0             $0             $0   15       Personal Property                                     $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   16       Real Property                                         $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   17   Insurance                                                 $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   18   Management Fees                                           $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   19   Depreciation                                              $0                $0
----------  -------------   ------------                                                     ---------------      ------------
                                               Taxes:
       $0             $0             $0   20       Employer Payroll Taxes                                $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   21       Real Property Taxes                                   $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   22       Other Taxes                                           $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   23   Other Selling                                             $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   24   Other Administrative                                      $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   25   Interest                                                  $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   26   Other Expenses:                                           $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   27                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   28                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   29                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   30                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   31                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   32                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   33                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   34                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   35       TOTAL EXPENSES                                        $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   36 SUBTOTAL                                                    $0                $0
----------  -------------   ------------                                                     ---------------      ------------
                                             REORGANIZATION ITEMS:

       $0             $0             $0   37   Professional Fees                                         $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   38   Provisions for Rejected Executory Contracts               $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   39   Interest Earned on Accumulated Cash from                  $0                $0
----------  -------------   ------------                                                     ---------------      ------------
                                               Resulting Chp 11 Case
       $0             $0             $0   40   Gain or (Loss) from Sale of Equipment                     $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   41   U.S. Trustee Quarterly Fees                               $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   42                                                             $0                $0
----------  -------------   ------------     ------------------------------------------      ---------------   ---------------
       $0             $0             $0   43        TOTAL REORGANIZATION ITEMS                           $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES             $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   45   Federal & State Income Taxes                              $0                $0
----------  -------------   ------------                                                     ---------------      ------------
       $0             $0             $0   46 NET PROFIT (LOSS)                                           $0                $0
==========  =============   ============                                                     ===============   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   12/31/01
                                              ------------

        ASSETS

                                                                     FROM SCHEDULES           MARKET VALUE
                                                                     --------------           ------------
             CURRENT ASSETS

     1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                         -----------------------
     2           Cash and cash equivalents - restricted                                                      $0
                                                                                         -----------------------
     3           Accounts receivable (net)                                  A                                $0
                                                                                         -----------------------
     4           Inventory                                                  B                                $0
                                                                                         -----------------------
     5           Prepaid expenses                                                                            $0
                                                                                         -----------------------
     6           Professional retainers                                                                      $0
                                                                                         -----------------------
     7           Other:                                                                                      $0
                       ---------------------------------------------                     -----------------------
     8
                 ---------------------------------------------------                     -----------------------
     9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                         -----------------------
             PROPERTY AND EQUIPMENT (MARKET VALUE)

    10           Real property                                              C                                $0
                                                                                         -----------------------
    11           Machinery and equipment                                    D                                $0
                                                                                         -----------------------
    12           Furniture and fixtures                                     D                                $0
                                                                                         -----------------------
    13           Office equipment                                           D                                $0
                                                                                         -----------------------
    14           Leasehold improvements                                     D                                $0
                                                                                         -----------------------
    15           Vehicles                                                   D                                $0
                                                                                         -----------------------
    16           Other:                                                     D                                $0
                       ---------------------------------------------                     -----------------------
    17                                                                      D                                $0
                 ---------------------------------------------------                     -----------------------
    18                                                                      D                                $0
                 ---------------------------------------------------                     -----------------------
    19                                                                      D                                $0
                 ---------------------------------------------------                     -----------------------
    20                                                                      D                                $0
                 ---------------------------------------------------                     -----------------------
    21                 TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                         -----------------------
             OTHER ASSETS

    22           Loans to shareholders                                                                       $0
                                                                                         -----------------------
    23           Loans to affiliates                                                                         $0
                                                                                         -----------------------
    24
                 ---------------------------------------------------                     -----------------------
    25
                 ---------------------------------------------------                     -----------------------
    26
                 ---------------------------------------------------                     -----------------------
    27
                 ---------------------------------------------------                     -----------------------
    28                 TOTAL OTHER ASSETS                                                                    $0
                                                                                         -----------------------
    29                 TOTAL ASSETS                                                                          $0
                                                                                         =======================

      NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES
             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                                    $0
                                                                                                ----------------
    31                 Payroll taxes                                                                         $0
                                                                                                ----------------
    32                 Real and personal property taxes                                                      $0
                                                                                                ----------------
    33                 Income taxes                                                                          $0
                                                                                                ----------------
    34                 Sales taxes                                                                           $0
                                                                                                ----------------
    35                 Notes payable (short term)                                                            $0
                                                                                                ----------------
    36                 Accounts payable (trade)                             A                                $0
                                                                                                ----------------
    37                 Real property lease arrearage                                                         $0
                                                                                                ----------------
    38                 Personal property lease arrearage                                                     $0
                                                                                                ----------------
    39                 Accrued professional fees                                                             $0
                                                                                                ----------------
    40                 Current portion of long-term post-petition debt (due within 12 months)                $0
                                                                                                ----------------
    41                 Other:                                                                                $0
                                ------------------------------------                            ----------------
    42
                       ---------------------------------------------                            ----------------
    43
                       ---------------------------------------------                            ----------------
    44                 TOTAL CURRENT LIABILITIES                                                             $0
                                                                                                ----------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                                ----------------
    46                 TOTAL POST-PETITION LIABILITIES                                                       $0
                                                                                                ----------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

    47                 Secured claims                                       F                                $0
                                                                                                ----------------
    48                 Priority unsecured claims                            F                                $0
                                                                                                ----------------
    49                 General unsecured claims                             F                                $0
                                                                                                ----------------
    50                 TOTAL PRE-PETITION LIABILITIES                                                        $0
                                                                                                ----------------
    51                 TOTAL LIABILITIES                                                                     $0
                                                                                                ----------------
        EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing                                               $0
                                                                                                ----------------
    53           Capital Stock                                                                               $0
                                                                                                ----------------
    54           Additional paid-in capital                                                                  $0
                                                                                                ----------------
    55           Cumulative profit/(loss) since filing of case                                               $0
                                                                                                ----------------
    56           Post-petition contributions/(distributions) or (draws)                                      $0
                                                                                                ----------------
    57
                       ---------------------------------------------                            ----------------
    58           Market value adjustment                                                                     $0
                                                                                                ----------------
    59                 TOTAL EQUITY (DEFICIT)                                                                $0
                                                                                                ----------------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $0
                                                                                                ================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                               ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE      PAST DUE
Receivables and Payables Agings                              [PRE AND POST PETITION]   [POST PETITION]  POST PETITION DEBT
-------------------------------                              -----------------------  ----------------  ------------------
    0 -30 Days                                                                    $0               $0
                                                               ---------------------  ---------------
    31-60 Days                                                                    $0               $0
                                                               ---------------------  ---------------
    61-90 Days                                                                    $0               $0                  $0
                                                               ---------------------  ---------------   -----------------
    91+ Days                                                                      $0               $0
                                                               ---------------------  ---------------
    Total accounts receivable/payable                                             $0               $0
                                                               ---------------------  ===============
    Allowance for doubtful accounts                                               $0
                                                               ---------------------
    Accounts receivable (net)                                                     $0
                                                               =====================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
----------------------------------                             ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH         INVENTORY BEGINNING OF MONTH                            $0
                                         --------------                                                 ------------------
                                                               Add -
    Retail/Restaurants -                                         Net purchase                                          $0
                                                                                                        ------------------
      Product for resale                                $0       Direct labor                                          $0
                                  -------------------------                                             ------------------
                                                                 Manufacturing overhead                                $0
                                                                                                        ------------------
    Distribution -                                               Freight in                                            $0
                                                                                                        ------------------
      Products for resale                               $0       Other:                                                $0
                                  -------------------------                                             ------------------

                                                               ---------------------------------------  ------------------
    Manufacturer -
                                                               ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0     Less -
                                  -------------------------
      Finished goods                                    $0       Inventory End of Month                                $0
                                  -------------------------                                             ------------------
                                                                 Shrinkage                                             $0
                                                                                                        ------------------
    Other - Explain                                     $0       Personal Use                                          $0
                                  -------------------------                                             ------------------

    ------------------------------
                                                               Cost of Goods Sold                                      $0
    ------------------------------                                                                      ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS

    Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory used.

              Yes        No
                  ----      ------

    How often do you take a complete physical inventory?       Valuation methods -

                                                                   FIFO cost
                                                                                                    ----
      Weekly                                                       LIFO cost
                      ------                                                                        ----
      Monthly                                                      Lower of cost or market
                      ------                                                                        ----
      Quarterly                                                    Retail method
                      ------                                                                        ----
      Semi-annually                                                Other
                      ------
      Annually                                                       Explain
                      ------

Date of last physical inventory was  Not Applicable
                                     ----------------------    -----------------------------------------------------------

                                                               -----------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ----------------------    -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                             ---------       ----------     ----------      --------        -----
FEDERAL
       Income Tax Withholding                          $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       FICA - Employee                                 $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       FICA - Employer                                 $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Unemployment (FUTA)                             $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Income                                          $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Other (Attach List)                             $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
TOTAL FEDERAL TAXES                                    $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
STATE AND LOCAL

       Income Tax Withholding                          $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Unemployment (UT)                               $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Disability Insurance (DI)                       $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Empl. Training Tax (ETT)                        $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Sales                                           $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Excise                                          $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Real property                                   $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Personal property                               $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Income                                          $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
       Other (Attach List)                             $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
TOTAL STATE & LOCAL TAXES                              $0              $0             $0            $0             $0
                                           --------------- --------------- -------------- -------------  -------------
TOTAL TAXES                                            $0              $0             $0            $0             $0
                                           =============== =============== ============== =============  =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                              CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                    AMOUNT        AMOUNT (b)
-------------------------------------------                                   -------        ---------
       Secured claims (a)                                                             $0            $0
                                                                           -------------- -------------
       Priority claims other than taxes                                               $0            $0
                                                                           -------------- -------------
       Priority tax claims                                                            $0            $0
                                                                           -------------- -------------
       General unsecured claims                                                       $0            $0
                                                                           -------------- -------------

       (a)  List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                             ACCOUNT 1       ACCOUNT 2       ACCOUNT 3     ACCOUNT 4
                                             ---------       ---------       ---------     ---------
Bank                                            None
                                           --------------- --------------- -------------- -------------
Account Type
                                           --------------- --------------- -------------- -------------
Account No.
                                           --------------- --------------- -------------- -------------
Account Purpose
                                           --------------- --------------- -------------- -------------
Balance, End of Month
                                           --------------- --------------- -------------- -------------
Total Funds on Hand for all Accounts                   $0
                                           ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   12/31/01
                                              ------------

                                                                                     Actual                 Cumulative
                                                                                 Current Month            (Case to Date)
                                                                                 -------------            --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                               $0                        $0
                                                                              -------------------        ------------------
2         Cash Received from Sales                                                            $0                        $0
                                                                              -------------------        ------------------
3         Interest Received                                                                   $0                        $0
                                                                              -------------------        ------------------
4         Borrowings                                                                          $0                        $0
                                                                              -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                $0                        $0
                                                                              -------------------        ------------------
6         Capital Contributions                                                               $0                        $0
                                                                              -------------------        ------------------
7
          -------------------------------------------------------             -------------------        ------------------
8
          -------------------------------------------------------             -------------------        ------------------
9
          -------------------------------------------------------             -------------------        ------------------
10
          -------------------------------------------------------             -------------------        ------------------
11
          -------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                            $0                        $0
                                                                              -------------------        ------------------
    CASH DISBURSEMENTS

13        Payments for Inventory                                                              $0                        $0
                                                                              -------------------        ------------------
14        Selling                                                                             $0                        $0
                                                                              -------------------        ------------------
15        Administrative                                                                      $0                        $0
                                                                              -------------------        ------------------
16        Capital Expenditures                                                                $0                        $0
                                                                              -------------------        ------------------
17        Principal Payments on Debt                                                          $0                        $0
                                                                              -------------------        ------------------
18        Interest Paid                                                                       $0                        $0
                                                                              -------------------        ------------------
          Rent/Lease:
19             Personal Property                                                              $0                        $0
                                                                              -------------------        ------------------
20             Real Property                                                                  $0                        $0
                                                                              -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                       $0                        $0
                                                                              -------------------        ------------------
22             Draws                                                                          $0                        $0
                                                                              -------------------        ------------------
23             Commissions/Royalties                                                          $0                        $0
                                                                              -------------------        ------------------
24             Expense Reimbursements                                                         $0                        $0
                                                                              -------------------        ------------------
25             Other                                                                          $0                        $0
                                                                              -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                    $0                        $0
                                                                              -------------------        ------------------
27        Management Fees                                                                     $0                        $0
                                                                              -------------------        ------------------
          Taxes:
28             Employee Withholding                                                           $0                        $0
                                                                              -------------------        ------------------
29             Employer Payroll Taxes                                                         $0                        $0
                                                                              -------------------        ------------------
30             Real Property Taxes                                                            $0                        $0
                                                                              -------------------        ------------------
31             Other Taxes                                                                    $0                        $0
                                                                              -------------------        ------------------
32        Other Cash Outflows:                                                                $0                        $0
                                                                              -------------------        ------------------
33
               --------------------------------------------------             -------------------        ------------------
34
               --------------------------------------------------             -------------------        ------------------
35
               --------------------------------------------------             -------------------        ------------------
36
               --------------------------------------------------             -------------------        ------------------
37
               --------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                      $0                        $0
                                                                              -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                           $0                        $0
                                                                              -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                         $0                        $0
                                                                              -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                               $0                        $0
                                                                              ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   12/31/01
                                              ------------

                                                                                                  ACTUAL            CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                                      CURRENT MONTH      (CASE TO DATE)
                                                                                               -------------      --------------
1         Cash Received from Sales                                                                         $0                  $0
                                                                                              ----------------   -----------------
2         Rent/Leases Collected                                                                            $0                  $0
                                                                                              ----------------   -----------------
3         Interest Received                                                                                $0                  $0
                                                                                              ----------------   -----------------
4         Cash Paid to Suppliers                                                                           $0                  $0
                                                                                              ----------------   -----------------
5         Cash Paid for Selling Expenses                                                                   $0                  $0
                                                                                              ----------------   -----------------
6         Cash Paid for Administrative Expenses                                                            $0                  $0
                                                                                              ----------------   -----------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                             $0                  $0
                                                                                              ----------------   -----------------
8            Real Property                                                                                 $0                  $0
                                                                                              ----------------   -----------------
9         Cash Paid for Interest                                                                           $0                  $0
                                                                                              ----------------   -----------------
10        Cash Paid for Net Payroll and Benefits                                                           $0                  $0
                                                                                              ----------------   -----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                      $0                  $0
                                                                                              ----------------   -----------------
12           Draws                                                                                         $0                  $0
                                                                                              ----------------   -----------------
13           Commissions/Royalties                                                                         $0                  $0
                                                                                              ----------------   -----------------
14           Expense Reimbursements                                                                        $0                  $0
                                                                                              ----------------   -----------------
15           Other                                                                                         $0                  $0
                                                                                              ----------------   -----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                          $0                  $0
                                                                                              ----------------   -----------------
17           Employee Withholdings                                                                         $0                  $0
                                                                                              ----------------   -----------------
18           Real Property Taxes                                                                           $0                  $0
                                                                                              ----------------   -----------------
19           Other Taxes                                                                                   $0                  $0
                                                                                              ----------------   -----------------
20        Cash Paid for General Expenses                                                                   $0                  $0
                                                                                              ----------------   -----------------
21
          -------------------------------------------------------------------------------     ----------------   -----------------
22
          -------------------------------------------------------------------------------     ----------------   -----------------
23
          -------------------------------------------------------------------------------     ----------------   -----------------
24
          -------------------------------------------------------------------------------     ----------------   -----------------
25
          -------------------------------------------------------------------------------     ----------------   -----------------
26
          -------------------------------------------------------------------------------     ----------------   -----------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                  $0                  $0
                                                                                              ----------------   -----------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                         $0                  $0
                                                                                              ----------------   -----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                               $0                  $0
                                                                                              ----------------   -----------------
30        U.S. Trustee Quarterly Fees                                                                      $0                  $0
                                                                                              ----------------   -----------------
31
          -------------------------------------------------------------------------------     ----------------   -----------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                              $0                  $0
                                                                                              ----------------   -----------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                            $0                  $0
                                                                                              ----------------   -----------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                             $0                  $0
                                                                                              ----------------   -----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0                  $0
                                                                                              ----------------   -----------------
36
          -------------------------------------------------------------------------------     ----------------   -----------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0                  $0
                                                                                              ----------------   -----------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                                 $0                  $0
                                                                                              ----------------   -----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0                  $0
                                                                                              ----------------   -----------------
40        Capital Contributions                                                                            $0                  $0
                                                                                              ----------------   -----------------
41        Principal Payments                                                                               $0                  $0
                                                                                              ----------------   -----------------
42
          -------------------------------------------------------------------------------     ----------------   -----------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0                  $0
                                                                                              ----------------   -----------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  $0                  $0
                                                                                              ----------------   -----------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                       $0                  $0
                                                                                              ----------------   -----------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                             $0                  $0
                                                                                              ================   =================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Investments DC, Inc.                   CASE NO. 01-53302
                                                                --------
                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Dec-01                                PETITION DATE: 07/02/01
                ---------                                            ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in      $1
                             --

                                                                        END OF CURRENT       END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                            MONTH               MONTH                  FILING
                                                                        ---------------      ------------          --------------
    a.  Current Assets                                                              $0                $0
                                                                        ---------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                        ---------------      ------------          --------------
    c.  Current Liabilities                                                         $0                $0
                                                                        ---------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                        ---------------      ------------          --------------

                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                        ---------------      ------------          --------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                        ---------------      ------------          --------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                        ---------------      ------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                        ---------------      ------------          --------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                        ---------------      ------------          --------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                        ---------------      ------------          --------------

                                                                                                                    CUMULATIVE
                                                                         CURRENT MONTH       PRIOR MONTH           (CASE TO DATE)
                                                                        ---------------      ------------          --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                        ---------------      ------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                        ---------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                        ---------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                        ---------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES                   NO
                                                                                                        ---                   --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                       [X]
    course to secured creditors or lessors? (if yes, attach listing including date of              -------------            -------
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                                  [X]
    payment, amount of payment and name of payee)                                                  -------------            -------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                  -------------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                     [X]
    attach listing including date of payment, amount and reason for payment, and name of payee)    -------------            -------

12. Is the estate insured for replacement cost of assets and for general liability?                     [X]
                                                                                                   -------------
13. Are a plan and disclosure statement on file?                                                                              [X]
                                                                                                   -------------            -------
14. Was there any post-petition borrowing during this reporting period?                                                       [X]
                                                                                                   -------------            -------
15. Check if paid: Post-petition taxes ___;    U.S. Trustee Quarterly Fees ___;    Check if filing is current for: Post-petition
    tax reporting and tax returns:     ___.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

 Date:     01/21/02                            /s/ EUGENE A. REILLY
      -----------------            --------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month Ended  12/31/01
                                                  --------

        CURRENT MONTH
-------------------------------                                                     CUMULATIVE     NEXT MONTH
ACTUAL     FORECAST    VARIANCE                                                    (CASE TO DATE)   FORECAST
--------   ---------   --------                                                    --------------  ----------
                                      REVENUES:
     $0          $0         $0      1   Gross Sales                                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      2   less: Sales Returns & Allowances                    $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      3   Net Sales                                           $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      4   less: Cost of Goods Sold    (Schedule 'B')          $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      5   Gross Profit                                        $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      6   Interest                                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      7   Other Income:                                       $0           $0
--------   ---------   --------                      -----------------------------    ---------     --------
                                    8
--------   ---------   --------       --------------------------------------------    ---------     --------
                                    9
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     10       TOTAL REVENUES                                  $0           $0
--------   ---------   --------                                                       ---------     --------
                                      EXPENSES:
     $0          $0         $0     11   Compensation to Owner(s)/Officer(s)                 $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     12   Salaries                                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     13   Commissions                                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     14   Contract Labor                                      $0           $0
--------   ---------   --------                                                       ---------     --------
                                        Rent/Lease:
     $0          $0         $0     15     Personal Property                                 $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     16     Real Property                                     $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     17   Insurance                                           $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     18   Management Fees                                     $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     19   Depreciation                                        $0           $0
--------   ---------   --------                                                       ---------     --------
                                        Taxes:
     $0          $0         $0     20     Employer Payroll Taxes                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     21     Real Property Taxes                               $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     22     Other Taxes                                       $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     23   Other Selling                                       $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     24   Other Administrative                                $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     25   Interest                                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     26   Other Expenses:                                     $0           $0
--------   ---------   --------                        ---------------------------    ---------     --------
     $0          $0         $0     27                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     28                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     29                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     30                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     31                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     32                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     33                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     34                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     35       TOTAL EXPENSES                                  $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     36 SUBTOTAL                                              $0           $0
--------   ---------   --------                                                       ---------     --------
                                      REORGANIZATION ITEMS:
     $0          $0         $0     37   Professional Fees                                   $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     38   Provisions for Rejected Executory Contracts         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     39   Interest Earned on Accumulated Cash from            $0           $0
                                        Resulting Chp 11 Case
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     40   Gain or (Loss) from Sale of Equipment               $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     41   U.S. Trustee Quarterly Fees                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     42                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     43        TOTAL REORGANIZATION ITEMS                     $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE             $0           $0
                                       TAXES
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     45  Federal & State Income Taxes                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     46  NET PROFIT (LOSS)                                    $0           $0
========   =========   ========                                                       =========     ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/01
                                              --------

   ASSETS

                                                                   FROM SCHEDULES      MARKET VALUE
                                                                   --------------      ------------
           CURRENT ASSETS

   1           Cash and cash equivalents - unrestricted                                           $0
                                                                                       --------------
   2           Cash and cash equivalents - restricted                                             $0
                                                                                       --------------
   3           Accounts receivable (net)                                  A                       $0
                                                                                       --------------
   4           Inventory                                                  B                       $0
                                                                                       --------------
   5           Prepaid expenses                                                                   $0
                                                                                       --------------
   6           Professional retainers                                                             $0
                                                                                       --------------
   7           Other:                                                                             $0
                     ---------------------------------------------                     --------------
   8
               ---------------------------------------------------                     --------------

   9                 TOTAL CURRENT ASSETS                                                         $0
                                                                                       --------------
           PROPERTY AND EQUIPMENT (MARKET VALUE)

  10           Real property                                              C                       $0
                                                                                       --------------
  11           Machinery and equipment                                    D                       $0
                                                                                       --------------
  12           Furniture and fixtures                                     D                       $0
                                                                                       --------------
  13           Office equipment                                           D                       $0
                                                                                       --------------
  14           Leasehold improvements                                     D                       $0
                                                                                       --------------
  15           Vehicles                                                   D                       $0
                                                                                       --------------
  16           Other:                                                     D                       $0
                     ---------------------------------------------                     --------------
  17                                                                      D                       $0
               ---------------------------------------------------                     --------------
  18                                                                      D                       $0
               ---------------------------------------------------                     --------------
  19                                                                      D                       $0
               ---------------------------------------------------                     --------------
  20                                                                      D                       $0
               ---------------------------------------------------                     --------------
  21                 TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                       --------------
           OTHER ASSETS

  22           Loans to shareholders                                                              $0
                                                                                       --------------
  23           Loans to affiliates                                                                $0
                                                                                       --------------
  24
               ---------------------------------------------------                     --------------
  25
               ---------------------------------------------------                     --------------
  26
               ---------------------------------------------------                     --------------
  27
               ---------------------------------------------------                     --------------
  28                 TOTAL OTHER ASSETS                                                           $0
                                                                                       --------------
  29                 TOTAL ASSETS                                                                 $0
                                                                                       ==============

     NOTE:

               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                        $0
                                                                                         -----------
    31                 Payroll taxes                                                             $0
                                                                                         -----------
    32                 Real and personal property taxes                                          $0
                                                                                         -----------
    33                 Income taxes                                                              $0
                                                                                         -----------
    34                 Sales taxes                                                               $0
                                                                                         -----------
    35                 Notes payable (short term)                                                $0
                                                                                         -----------
    36                 Accounts payable (trade)                             A                    $0
                                                                                         -----------
    37                 Real property lease arrearage                                             $0
                                                                                         -----------
    38                 Personal property lease arrearage                                         $0
                                                                                         -----------
    39                 Accrued professional fees                                                 $0
                                                                                         -----------
    40                 Current portion of long-term post-petition debt                           $0
                       (due within 12 months)                                            -----------

    41                 Other:                                                                    $0
                             ---------------------------------------                     -----------
    42
                       ---------------------------------------------                     -----------
    43
                       ---------------------------------------------                     -----------
    44                 TOTAL CURRENT LIABILITIES                                                 $0
                                                                                         -----------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                            $0
                                                                                         -----------
    46                 TOTAL POST-PETITION LIABILITIES                                           $0
                                                                                         -----------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
    47                 Secured claims                                       F                    $0
                                                                                         -----------
    48                 Priority unsecured claims                            F                    $0
                                                                                         -----------
    49                 General unsecured claims                             F                    $0
                                                                                         -----------
    50                 TOTAL PRE-PETITION LIABILITIES                                            $0
                                                                                         -----------
    51                 TOTAL LIABILITIES                                                         $0
                                                                                         -----------
        EQUITY (DEFICIT)
    52           Retained Earnings/(Deficit) at time of filing                                   $0
                                                                                         -----------
    53           Capital Stock                                                                   $0
                                                                                         -----------
    54           Additional paid-in capital                                                      $0
                                                                                         -----------
    55           Cumulative profit/(loss) since filing of case                                   $0
                                                                                         -----------
    56           Post-petition contributions/(distributions) or (draws)                          $0
                                                                                         -----------
    57
                 ---------------------------------------------------                     -----------
    58           Market value adjustment                                                         $0
                                                                                         -----------
    59                 TOTAL EQUITY (DEFICIT)                                                    $0
                                                                                         -----------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                   $0
                                                                                         ===========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                               [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                                              -----------------------  -----------------   ------------------
     0 -30 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     31-60 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     61-90 Days                                                                   $0                 $0                   $0
                                                              -----------------------  -----------------   ------------------
     91+ Days                                                                     $0                 $0
                                                              -----------------------  -----------------
     Total accounts receivable/payable                                            $0                 $0
                                                              -----------------------  =================
     Allowance for doubtful accounts                                              $0
                                                              -----------------------
     Accounts receivable (net)                                                    $0
                                                              =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH           INVENTORY BEGINNING OF MONTH                              $0
                                  -------------------------                                                ------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                           ------------------
      Product for resale                                $0        Direct labor                                            $0
                                  -------------------------                                                ------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                           ------------------
    Distribution -                                                Freight in                                              $0
                                                                                                           ------------------
      Products for resale                               $0        Other:                                                  $0
                                  -------------------------                                                ------------------

                                                                ----------------------------------------   ------------------
    Manufacturer -
                                                                ----------------------------------------   ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0      Less -
                                  -------------------------
      Finished goods                                    $0        Inventory End of Month                                  $0
                                  -------------------------                                                ------------------
                                                                  Shrinkage                                               $0
                                                                                                           ------------------
    Other - Explain                                     $0        Personal Use                                            $0
                                  -------------------------                                                ------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                         ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes [ ]      No [ ]
    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        ---
      Weekly                                                        LIFO cost
                       ------                                                                           ---
      Monthly                                                       Lower of cost or market
                       ------                                                                           ---
      Quarterly                                                     Retail method
                       ------                                                                           ---
      Semi-annually                                                 Other
                       ------                                                                           ---
      Annually                                                        Explain
                       ------

Date of last physical inventory was       Not Applicable
                                    ---------------------------    --------------------------------------------------------------

                                                                   --------------------------------------------------------------
Date of next physical inventory is        Not Applicable
                                    ---------------------------    --------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                      COST              MARKET VALUE
                                                                           -----------------   ---------------------
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST               MARKET VALUE
                                                                           -----------------   ---------------------
Machinery & Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                               $0                      $0
                                                                           =================   =====================

Furniture & Fixtures -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                               $0                      $0
                                                                           =================   =====================

Office Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                               $0                      $0
                                                                           =================   =====================

Leasehold Improvements -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Vehicles -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                               0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
                                          --------------- ---------------- ---------------  --------------- ----------------
FEDERAL
        Income Tax Withholding                        $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employee                               $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employer                               $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (FUTA)                           $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                        $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                           $0                $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL FEDERAL TAXES                                   $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
STATE AND LOCAL
        Income Tax Withholding                         $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (UT)                              $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Disability Insurance (DI)                      $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Empl. Training Tax (ETT)                       $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Sales                                          $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Excise                                         $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Real property                                  $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Personal property                              $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                         $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                            $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL STATE & LOCAL TAXES                              $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL TAXES                                            $0               $0              $0               $0               $0
                                          =============== ================ ===============  =============== ================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT         AMOUNT(b)
-------------------------------------------                                ---------------  ---------------
        Secured claims(a)                                                               $0               $0
                                                                           ---------------  ---------------
        Priority claims other than taxes                                                $0               $0
                                                                           ---------------  ---------------
        Priority tax claims                                                             $0               $0
                                                                           ---------------  ---------------
        General unsecured claims                                                        $0               $0
                                                                           ---------------  ---------------


        (a)     List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                            ACCOUNT 1        ACCOUNT 2       ACCOUNT 3        ACCOUNT 4
                                          --------------- ---------------- ---------------  ---------------
Bank                                            None
                                          --------------- ---------------- ---------------  ---------------
Account Type
                                          --------------- ---------------- ---------------  ---------------
Account No.
                                          --------------- ---------------- ---------------  ---------------
Account Purpose
                                          --------------- ---------------- ---------------  ---------------
Balance, End of Month
                                          --------------- ---------------- ---------------  ---------------
Total Funds on Hand for all Accounts                   $0
                                          ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  12/31/01
                                              -----------



                                                                     Actual               Cumulative
                                                                  Current Month         (Case to Date)
                                                                  -------------         --------------
    CASH RECEIPTS
1        Rent/Leases Collected                                                $0                    $0
                                                                 ---------------       ---------------
2        Cash Received from Sales                                             $0                    $0
                                                                 ---------------       ---------------
3        Interest Received                                                    $0                    $0
                                                                 ---------------       ---------------
4        Borrowings                                                           $0                    $0
                                                                 ---------------       ---------------
5        Funds from Shareholders, Partners, or Other Insiders                 $0                    $0
                                                                 ---------------       ---------------
6        Capital Contributions                                                $0                    $0
                                                                 ---------------       ---------------
7
         ---------------------------------------------           ---------------       ---------------
8
         ---------------------------------------------           ---------------       ---------------
9
         ---------------------------------------------           ---------------       ---------------
10
         ---------------------------------------------           ---------------       ---------------
11
         ---------------------------------------------           ---------------       ---------------

12           TOTAL CASH RECEIPTS                                              $0                    $0
                                                                 ---------------       ---------------
    CASH DISBURSEMENTS
13       Payments for Inventory                                               $0                    $0
                                                                 ---------------       ---------------
14       Selling                                                              $0                    $0
                                                                 ---------------       ---------------
15       Administrative                                                       $0                    $0
                                                                 ---------------       ---------------
16       Capital Expenditures                                                 $0                    $0
                                                                 ---------------       ---------------
17       Principal Payments on Debt                                           $0                    $0
                                                                 ---------------       ---------------
18       Interest Paid                                                        $0                    $0
                                                                 ---------------       ---------------
         Rent/Lease:
19           Personal Property                                                $0                    $0
                                                                 ---------------       ---------------
20           Real Property                                                    $0                    $0
                                                                 ---------------       ---------------
         Amount Paid to Owner(s)/Officer(s)
21           Salaries                                                         $0                    $0
                                                                 ---------------       ---------------
22           Draws                                                            $0                    $0
                                                                 ---------------       ---------------
23           Commissions/Royalties                                            $0                    $0
                                                                 ---------------       ---------------
24           Expense Reimbursements                                           $0                    $0
                                                                 ---------------       ---------------
25           Other                                                            $0                    $0
                                                                 ---------------       ---------------
26       Salaries/Commissions (less employee withholding)                     $0                    $0
                                                                 ---------------       ---------------
27       Management Fees                                                      $0                    $0
                                                                 ---------------       ---------------
         Taxes:
28           Employee Withholding                                             $0                    $0
                                                                 ---------------       ---------------
29           Employer Payroll Taxes                                           $0                    $0
                                                                 ---------------       ---------------
30           Real Property Taxes                                              $0                    $0
                                                                 ---------------       ---------------
31           Other Taxes                                                      $0                    $0
                                                                 ---------------       ---------------
32       Other Cash Outflows:

33
             -----------------------------------------           ---------------       ---------------
34
             -----------------------------------------           ---------------       ---------------
35
             -----------------------------------------           ---------------       ---------------
36
             -----------------------------------------           ---------------       ---------------
37
             -----------------------------------------           ---------------       ---------------

38           TOTAL CASH DISBURSEMENTS:                                        $0                    $0
                                                                 ---------------       ---------------
39       NET INCREASE (DECREASE) IN CASH                                      $0                    $0
                                                                 ---------------       ---------------
40       CASH BALANCE, BEGINNING OF PERIOD                                    $0                    $0
                                                                 ---------------       ---------------
41       CASH BALANCE, END OF PERIOD                                          $0                    $0
                                                                 ===============       ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  12/31/01
                                              -----------



                                                                                        ACTUAL                  CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                            CURRENT MONTH             (CASE TO DATE)
                                                                                 ---------------------    -----------------------
1         Cash Received from Sales                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
2         Rent/Leases Collected                                                                     $0                         $0
                                                                                 ---------------------    -----------------------
3         Interest Received                                                                         $0                         $0
                                                                                 ---------------------    -----------------------
4         Cash Paid to Suppliers                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
5         Cash Paid for Selling Expenses                                                            $0                         $0
                                                                                 ---------------------    -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                         $0
                                                                                 ---------------------    -----------------------
8            Real Property                                                                          $0                         $0
                                                                                 ---------------------    -----------------------
9         Cash Paid for Interest                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                         $0
                                                                                 ---------------------    -----------------------
12           Draws                                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
13           Commissions/Royalties                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
14           Expense Reimbursements                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
15           Other                                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                         $0
                                                                                 ---------------------    -----------------------
17           Employee Withholdings                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
18           Real Property Taxes                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
19           Other Taxes                                                                            $0                         $0
                                                                                 ---------------------    -----------------------
20        Cash Paid for General Expenses                                                            $0                         $0
                                                                                 ---------------------    -----------------------
21
          --------------------------------------------------------------------   ---------------------    -----------------------
22
          --------------------------------------------------------------------   ---------------------    -----------------------
23
          --------------------------------------------------------------------   ---------------------    -----------------------
24
          --------------------------------------------------------------------   ---------------------    -----------------------

          --------------------------------------------------------------------   ---------------------    -----------------------
25
          --------------------------------------------------------------------   ---------------------    -----------------------
26
          --------------------------------------------------------------------   ---------------------    -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                          $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                         $0
                                                                                 ---------------------    -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                         $0
                                                                                 ---------------------    -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                         $0
                                                                                 ---------------------    -----------------------
31
          --------------------------------------------------------------------   ---------------------    -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                         $0
                                                                                 ---------------------    -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                      $0                         $0
                                                                                 ---------------------    -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                         $0
                                                                                 ---------------------    -----------------------
36
          --------------------------------------------------------------------   ---------------------    -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                          $0                         $0
                                                                                 ---------------------    -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                         $0
                                                                                 ---------------------    -----------------------
40        Capital Contributions                                                                     $0                         $0
                                                                                 ---------------------    -----------------------
41        Principal Payments                                                                        $0                         $0
                                                                                 ---------------------    -----------------------
42
          --------------------------------------------------------------------   ---------------------    -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                         $0
                                                                                 ---------------------    -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                         $0
                                                                                 ---------------------    -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                         $0
                                                                                 ---------------------    -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                         $0
                                                                                 =====================    =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom New York, L.L.C.                       CASE NO. 01-53301
                                                                --------
                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Dec-01                                PETITION DATE: 07/02/01
                ---------                                            ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in      $1
                             --

                                                                        END OF CURRENT       END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                            MONTH               MONTH                  FILING
                                                                        ---------------      ------------          --------------
    a.  Current Assets                                                              $0                $0
                                                                        ---------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                        ---------------      ------------          --------------
    c.  Current Liabilities                                                         $0                $0
                                                                        ---------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                        ---------------      ------------          --------------

3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
                                                                                                                    CUMULATIVE
                                                                         CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                        ---------------      ------------          --------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                        ---------------      ------------          --------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                        ---------------      ------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                        ---------------      ------------          --------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                        ---------------      ------------          --------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                        ---------------      ------------          --------------

                                                                                                                    CUMULATIVE
                                                                         CURRENT MONTH       PRIOR MONTH           (CASE TO DATE)
                                                                        ---------------      ------------          --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                        ---------------      ------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                        ---------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                        ---------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                        ---------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES                   NO
                                                                                                        ---                   --
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                             [X]

9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                             [X]

10. If the answer is yes to 8 or 9, were all such payments approved by the court?

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)                               [X]

12. Is the estate insured for replacement cost of assets and for general liability?                     [X]

13. Are a plan and disclosure statement on file?                                                                              [X]

14. Was there any post-petition borrowing during this reporting period?                                                       [X]

15. Check if paid: Post-petition taxes [ ];    U.S. Trustee Quarterly Fees [ ];    Check if filing is current for: Post-petition
    tax reporting and tax returns:[ ].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

 Date: 01/21/02                    /s/ EUGENE A. REILLY
      -----------------            --------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month Ended  12/31/01
                                                  --------

        CURRENT MONTH
-------------------------------                                                     CUMULATIVE     NEXT MONTH
ACTUAL     FORECAST    VARIANCE                                                    (CASE TO DATE)   FORECAST
--------   ---------   --------                                                    --------------  ----------
                                      REVENUES:
     $0          $0         $0      1   Gross Sales                                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      2   less: Sales Returns & Allowances                    $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      3   Net Sales                                           $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      4   less: Cost of Goods Sold    (Schedule 'B')          $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      5   Gross Profit                                        $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      6   Interest                                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0      7   Other Income:                                       $0           $0
--------   ---------   --------                      -----------------------------    ---------     --------
                                    8
--------   ---------   --------       --------------------------------------------    ---------     --------
                                    9
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     10       TOTAL REVENUES                                  $0           $0
--------   ---------   --------                                                       ---------     --------
                                      EXPENSES:
     $0          $0         $0     11   Compensation to Owner(s)/Officer(s)                 $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     12   Salaries                                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     13   Commissions                                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     14   Contract Labor                                      $0           $0
--------   ---------   --------                                                       ---------     --------
                                        Rent/Lease:
     $0          $0         $0     15     Personal Property                                 $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     16     Real Property                                     $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     17   Insurance                                           $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     18   Management Fees                                     $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     19   Depreciation                                        $0           $0
--------   ---------   --------                                                       ---------     --------
                                        Taxes:
     $0          $0         $0     20     Employer Payroll Taxes                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     21     Real Property Taxes                               $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     22     Other Taxes                                       $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     23   Other Selling                                       $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     24   Other Administrative                                $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     25   Interest                                            $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     26   Other Expenses:                                     $0           $0
--------   ---------   --------                        ---------------------------    ---------     --------
     $0          $0         $0     27                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     28                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     29                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     30                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     31                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     32                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     33                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     34                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     35       TOTAL EXPENSES                                  $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     36 SUBTOTAL                                              $0           $0
--------   ---------   --------                                                       ---------     --------
                                      REORGANIZATION ITEMS:
     $0          $0         $0     37   Professional Fees                                   $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     38   Provisions for Rejected Executory Contracts         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     39   Interest Earned on Accumulated Cash from            $0           $0
                                        Resulting Chp 11 Case
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     40   Gain or (Loss) from Sale of Equipment               $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     41   U.S. Trustee Quarterly Fees                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     42                                                       $0           $0
--------   ---------   --------       --------------------------------------------    ---------     --------
     $0          $0         $0     43        TOTAL REORGANIZATION ITEMS                     $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE             $0           $0
                                       TAXES
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     45  Federal & State Income Taxes                         $0           $0
--------   ---------   --------                                                       ---------     --------
     $0          $0         $0     46  NET PROFIT (LOSS)                                    $0           $0
========   =========   ========                                                       =========     ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/01
                                              --------

   ASSETS

                                                                   FROM SCHEDULES      MARKET VALUE
                                                                   --------------      ------------
           CURRENT ASSETS

   1           Cash and cash equivalents - unrestricted                                           $0
                                                                                       --------------
   2           Cash and cash equivalents - restricted                                             $0
                                                                                       --------------
   3           Accounts receivable (net)                                  A                       $0
                                                                                       --------------
   4           Inventory                                                  B                       $0
                                                                                       --------------
   5           Prepaid expenses                                                                   $0
                                                                                       --------------
   6           Professional retainers                                                             $0
                                                                                       --------------
   7           Other:                                                                             $0
                     ---------------------------------------------                     --------------
   8
               ---------------------------------------------------                     --------------

   9                 TOTAL CURRENT ASSETS                                                         $0
                                                                                       --------------
           PROPERTY AND EQUIPMENT (MARKET VALUE)

  10           Real property                                              C                       $0
                                                                                       --------------
  11           Machinery and equipment                                    D                       $0
                                                                                       --------------
  12           Furniture and fixtures                                     D                       $0
                                                                                       --------------
  13           Office equipment                                           D                       $0
                                                                                       --------------
  14           Leasehold improvements                                     D                       $0
                                                                                       --------------
  15           Vehicles                                                   D                       $0
                                                                                       --------------
  16           Other:                                                     D                       $0
                     ---------------------------------------------                     --------------
  17                                                                      D                       $0
               ---------------------------------------------------                     --------------
  18                                                                      D                       $0
               ---------------------------------------------------                     --------------
  19                                                                      D                       $0
               ---------------------------------------------------                     --------------
  20                                                                      D                       $0
               ---------------------------------------------------                     --------------
  21                 TOTAL PROPERTY AND EQUIPMENT                                                 $0
                                                                                       --------------
           OTHER ASSETS

  22           Loans to shareholders                                                              $0
                                                                                       --------------
  23           Loans to affiliates                                                                $0
                                                                                       --------------
  24
               ---------------------------------------------------                     --------------
  25
               ---------------------------------------------------                     --------------
  26
               ---------------------------------------------------                     --------------
  27
               ---------------------------------------------------                     --------------
  28                 TOTAL OTHER ASSETS                                                           $0
                                                                                       --------------
  29                 TOTAL ASSETS                                                                 $0
                                                                                       ==============

     NOTE:

               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES

             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                        $0
                                                                                         -----------
    31                 Payroll taxes                                                             $0
                                                                                         -----------
    32                 Real and personal property taxes                                          $0
                                                                                         -----------
    33                 Income taxes                                                              $0
                                                                                         -----------
    34                 Sales taxes                                                               $0
                                                                                         -----------
    35                 Notes payable (short term)                                                $0
                                                                                         -----------
    36                 Accounts payable (trade)                             A                    $0
                                                                                         -----------
    37                 Real property lease arrearage                                             $0
                                                                                         -----------
    38                 Personal property lease arrearage                                         $0
                                                                                         -----------
    39                 Accrued professional fees                                                 $0
                                                                                         -----------
    40                 Current portion of long-term post-petition debt                           $0
                       (due within 12 months)                                            -----------

    41                 Other:                                                                    $0
                             ---------------------------------------                     -----------
    42
                       ---------------------------------------------                     -----------
    43
                       ---------------------------------------------                     -----------
    44                 TOTAL CURRENT LIABILITIES                                                 $0
                                                                                         -----------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                            $0
                                                                                         -----------
    46                 TOTAL POST-PETITION LIABILITIES                                           $0
                                                                                         -----------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
    47                 Secured claims                                       F                    $0
                                                                                         -----------
    48                 Priority unsecured claims                            F                    $0
                                                                                         -----------
    49                 General unsecured claims                             F                    $0
                                                                                         -----------
    50                 TOTAL PRE-PETITION LIABILITIES                                            $0
                                                                                         -----------
    51                 TOTAL LIABILITIES                                                         $0
                                                                                         -----------
        EQUITY (DEFICIT)
    52           Retained Earnings/(Deficit) at time of filing                                   $0
                                                                                         -----------
    53           Capital Stock                                                                   $0
                                                                                         -----------
    54           Additional paid-in capital                                                      $0
                                                                                         -----------
    55           Cumulative profit/(loss) since filing of case                                   $0
                                                                                         -----------
    56           Post-petition contributions/(distributions) or (draws)                          $0
                                                                                         -----------
    57
                 ---------------------------------------------------                     -----------
    58           Market value adjustment                                                         $0
                                                                                         -----------
    59                 TOTAL EQUITY (DEFICIT)                                                    $0
                                                                                         -----------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                   $0
                                                                                         ===========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                  SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                               [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                                              -----------------------  -----------------   ------------------
     0 -30 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     31-60 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     61-90 Days                                                                   $0                 $0                   $0
                                                              -----------------------  -----------------   ------------------
     91+ Days                                                                     $0                 $0
                                                              -----------------------  -----------------
     Total accounts receivable/payable                                            $0                 $0
                                                              -----------------------  =================
     Allowance for doubtful accounts                                              $0
                                                              -----------------------
     Accounts receivable (net)                                                    $0
                                                              =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH           INVENTORY BEGINNING OF MONTH                              $0
                                  -------------------------                                                ------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                           ------------------
      Product for resale                                $0        Direct labor                                            $0
                                  -------------------------                                                ------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                           ------------------
    Distribution -                                                Freight in                                              $0
                                                                                                           ------------------
      Products for resale                               $0        Other:                                                  $0
                                  -------------------------                                                ------------------

                                                                ----------------------------------------   ------------------
    Manufacturer -
                                                                ----------------------------------------   ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0      Less -
                                  -------------------------
      Finished goods                                    $0        Inventory End of Month                                  $0
                                  -------------------------                                                ------------------
                                                                  Shrinkage                                               $0
                                                                                                           ------------------
    Other - Explain                                     $0        Personal Use                                            $0
                                  -------------------------                                                ------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                         ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes [ ]      No [ ]
    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        ---
      Weekly                                                        LIFO cost
                       ------                                                                           ---
      Monthly                                                       Lower of cost or market
                       ------                                                                           ---
      Quarterly                                                     Retail method
                       ------                                                                           ---
      Semi-annually                                                 Other
                       ------                                                                           ---
      Annually                                                        Explain
                       ------

Date of last physical inventory was       Not Applicable
                                    ---------------------------    --------------------------------------------------------------

                                                                   --------------------------------------------------------------
Date of next physical inventory is        Not Applicable
                                    ---------------------------    --------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                      COST              MARKET VALUE
                                                                           -----------------   ---------------------
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST               MARKET VALUE
                                                                           -----------------   ---------------------
Machinery & Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                               $0                      $0
                                                                           =================   =====================

Furniture & Fixtures -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                               $0                      $0
                                                                           =================   =====================

Office Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                               $0                      $0
                                                                           =================   =====================

Leasehold Improvements -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Vehicles -
      None                                                                                $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                               0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
                                          --------------- ---------------- ---------------  --------------- ----------------
FEDERAL
        Income Tax Withholding                        $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employee                               $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employer                               $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (FUTA)                           $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                        $0                $0              $0               $0              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                           $0                $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL FEDERAL TAXES                                   $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
STATE AND LOCAL
        Income Tax Withholding                         $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (UT)                              $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Disability Insurance (DI)                      $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Empl. Training Tax (ETT)                       $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Sales                                          $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Excise                                         $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Real property                                  $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Personal property                              $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                         $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                            $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL STATE & LOCAL TAXES                              $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL TAXES                                            $0               $0              $0               $0               $0
                                          =============== ================ ===============  =============== ================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT         AMOUNT(b)
-------------------------------------------                                ---------------  ---------------
        Secured claims(a)                                                               $0               $0
                                                                           ---------------  ---------------
        Priority claims other than taxes                                                $0               $0
                                                                           ---------------  ---------------
        Priority tax claims                                                             $0               $0
                                                                           ---------------  ---------------
        General unsecured claims                                                        $0               $0
                                                                           ---------------  ---------------


        (a)     List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                            ACCOUNT 1        ACCOUNT 2       ACCOUNT 3        ACCOUNT 4
                                          --------------- ---------------- ---------------  ---------------
Bank                                            None
                                          --------------- ---------------- ---------------  ---------------
Account Type
                                          --------------- ---------------- ---------------  ---------------
Account No.
                                          --------------- ---------------- ---------------  ---------------
Account Purpose
                                          --------------- ---------------- ---------------  ---------------
Balance, End of Month
                                          --------------- ---------------- ---------------  ---------------
Total Funds on Hand for all Accounts                   $0
                                          ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  12/31/01
                                              -----------



                                                                     Actual               Cumulative
                                                                  Current Month         (Case to Date)
                                                                  -------------         --------------
    CASH RECEIPTS
1        Rent/Leases Collected                                                $0                    $0
                                                                 ---------------       ---------------
2        Cash Received from Sales                                             $0                    $0
                                                                 ---------------       ---------------
3        Interest Received                                                    $0                    $0
                                                                 ---------------       ---------------
4        Borrowings                                                           $0                    $0
                                                                 ---------------       ---------------
5        Funds from Shareholders, Partners, or Other Insiders                 $0                    $0
                                                                 ---------------       ---------------
6        Capital Contributions                                                $0                    $0
                                                                 ---------------       ---------------
7
         ---------------------------------------------           ---------------       ---------------
8
         ---------------------------------------------           ---------------       ---------------
9
         ---------------------------------------------           ---------------       ---------------
10
         ---------------------------------------------           ---------------       ---------------
11
         ---------------------------------------------           ---------------       ---------------

12           TOTAL CASH RECEIPTS                                              $0                    $0
                                                                 ---------------       ---------------
    CASH DISBURSEMENTS

13       Payments for Inventory                                               $0                    $0
                                                                 ---------------       ---------------
14       Selling                                                              $0                    $0
                                                                 ---------------       ---------------
15       Administrative                                                       $0                    $0
                                                                 ---------------       ---------------
16       Capital Expenditures                                                 $0                    $0
                                                                 ---------------       ---------------
17       Principal Payments on Debt                                           $0                    $0
                                                                 ---------------       ---------------
18       Interest Paid                                                        $0                    $0
                                                                 ---------------       ---------------
         Rent/Lease:
19           Personal Property                                                $0                    $0
                                                                 ---------------       ---------------
20           Real Property                                                    $0                    $0
                                                                 ---------------       ---------------
         Amount Paid to Owner(s)/Officer(s)
21           Salaries                                                         $0                    $0
                                                                 ---------------       ---------------
22           Draws                                                            $0                    $0
                                                                 ---------------       ---------------
23           Commissions/Royalties                                            $0                    $0
                                                                 ---------------       ---------------
24           Expense Reimbursements                                           $0                    $0
                                                                 ---------------       ---------------
25           Other                                                            $0                    $0
                                                                 ---------------       ---------------
26       Salaries/Commissions (less employee withholding)                     $0                    $0
                                                                 ---------------       ---------------
27       Management Fees                                                      $0                    $0
                                                                 ---------------       ---------------
         Taxes:
28           Employee Withholding                                             $0                    $0
                                                                 ---------------       ---------------
29           Employer Payroll Taxes                                           $0                    $0
                                                                 ---------------       ---------------
30           Real Property Taxes                                              $0                    $0
                                                                 ---------------       ---------------
31           Other Taxes                                                      $0                    $0
                                                                 ---------------       ---------------
32       Other Cash Outflows:

33
             -----------------------------------------           ---------------       ---------------
34
             -----------------------------------------           ---------------       ---------------
35
             -----------------------------------------           ---------------       ---------------
36
             -----------------------------------------           ---------------       ---------------
37
             -----------------------------------------           ---------------       ---------------

38           TOTAL CASH DISBURSEMENTS:                                        $0                    $0
                                                                 ---------------       ---------------
39       NET INCREASE (DECREASE) IN CASH                                      $0                    $0
                                                                 ---------------       ---------------
40       CASH BALANCE, BEGINNING OF PERIOD                                    $0                    $0
                                                                 ---------------       ---------------
41       CASH BALANCE, END OF PERIOD                                          $0                    $0
                                                                 ===============       ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  12/31/01
                                              -----------



                                                                                        ACTUAL                  CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                            CURRENT MONTH             (CASE TO DATE)
                                                                                 ---------------------    -----------------------
1         Cash Received from Sales                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
2         Rent/Leases Collected                                                                     $0                         $0
                                                                                 ---------------------    -----------------------
3         Interest Received                                                                         $0                         $0
                                                                                 ---------------------    -----------------------
4         Cash Paid to Suppliers                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
5         Cash Paid for Selling Expenses                                                            $0                         $0
                                                                                 ---------------------    -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                         $0
                                                                                 ---------------------    -----------------------
8            Real Property                                                                          $0                         $0
                                                                                 ---------------------    -----------------------
9         Cash Paid for Interest                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                         $0
                                                                                 ---------------------    -----------------------
12           Draws                                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
13           Commissions/Royalties                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
14           Expense Reimbursements                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
15           Other                                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                         $0
                                                                                 ---------------------    -----------------------
17           Employee Withholdings                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
18           Real Property Taxes                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
19           Other Taxes                                                                            $0                         $0
                                                                                 ---------------------    -----------------------
20        Cash Paid for General Expenses                                                            $0                         $0
                                                                                 ---------------------    -----------------------
21
          --------------------------------------------------------------------   ---------------------    -----------------------
22
          --------------------------------------------------------------------   ---------------------    -----------------------
23
          --------------------------------------------------------------------   ---------------------    -----------------------
24
          --------------------------------------------------------------------   ---------------------    -----------------------

          --------------------------------------------------------------------   ---------------------    -----------------------
25
          --------------------------------------------------------------------   ---------------------    -----------------------
26
          --------------------------------------------------------------------   ---------------------    -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                          $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                         $0
                                                                                 ---------------------    -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                         $0
                                                                                 ---------------------    -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                         $0
                                                                                 ---------------------    -----------------------
31
          --------------------------------------------------------------------   ---------------------    -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                         $0
                                                                                 ---------------------    -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                      $0                         $0
                                                                                 ---------------------    -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                         $0
                                                                                 ---------------------    -----------------------
36
          --------------------------------------------------------------------   ---------------------    -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                          $0                         $0
                                                                                 ---------------------    -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                         $0
                                                                                 ---------------------    -----------------------
40        Capital Contributions                                                                     $0                         $0
                                                                                 ---------------------    -----------------------
41        Principal Payments                                                                        $0                         $0
                                                                                 ---------------------    -----------------------
42
          --------------------------------------------------------------------   ---------------------    -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                         $0
                                                                                 ---------------------    -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                         $0
                                                                                 ---------------------    -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                         $0
                                                                                 ---------------------    -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                         $0
                                                                                 =====================    =======================